SEMI-ANNUAL REPORT                      INCOME FUNDS
                                             Pilgrim GNMA Income
     September 30, 2001                      Pilgrim Strategic Income
                                             Pilgrim High Yield
     CLASSES I AND Q                         Pilgrim High Yield II
                                             ING Pilgrim Money Market


[GRAPHIC OF DOLLAR]




                                                              [LOGO] ING PILGRIM
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                                TABLE OF CONTENTS
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                Letter to Shareholders .......................  1
                Portfolio Managers' Reports ..................  2
                Index Descriptions ........................... 12
                Statements of Assets and Liabilities ......... 14
                Statements of Operations ..................... 16
                Statements of Changes in Net Assets .......... 19
                Financial Highlights ......................... 22
                Notes to Financial Statements ................ 27
                Portfolios of Investments .................... 39

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------


Dear Shareholders:

We are pleased to present the Classes I and Q September 30, 2001 Semi-Annual Report for the Pilgrim Funds.

In February 2001, ING Pilgrim Group, Inc. and ING Pilgrim Investments, Inc. became ING Pilgrim Group, LLC and ING Pilgrim Investments, LLC, respectively.

Our fund family now has many funds of varying types which provide core investment choices for the serious investor. There are five Income Funds included in this Semi-Annual Report.

At ING Pilgrim, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.(SM)

Sincerely,

ING Pilgrim Group, LLC
November 15, 2001

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PILGRIM GNMA INCOME FUND                              Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Denis P. Jamison CFA; Roseann G. McCarthy, Co-Portfolio Managers, ING Pilgrim Investments, LLC.

Goal: The Pilgrim GNMA Income Fund (the "Fund") seeks to generate a high level of current income with an investment portfolio that stresses liquidity and safety of principal. The Fund only purchases securities whose interest and principal payments are guaranteed by the United States Government or its agencies. These securities include mortgage-backed securities issued by the Government National Mortgage Agency (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie
Mac) and U.S. Treasury bonds, notes, and bills. Normally, at least 80% of the Fund's assets are invested in GNMA mortgages. The principal risks to which shareholders are exposed relate to changes in general market interest rates. When interest rates rise, mortgage and bond prices decline and this tends to reduce the net asset value of the Fund. If interest rates suddenly decline, mortgage prepayments will increase; this tends to limit the upside price performance of mortgages and the Fund. Management seeks to mitigate these risks through correct mortgage selection and adjusting the asset mix between mortgages and U.S. Treasury bonds.

Market Overview: While slumbering during most of the June quarter, the bond market staged a strong rally during the summer. This was in response to clear signs of an economic slowdown. Unemployment claims began to escalate during the quarter and the stock market rolled over once again. Surveys of consumer confidence indicated that spending would soon be cut back. The already weakening business trends were reinforced by the reaction to the terrorist attacks on September 11th. The Lehman Brothers Aggregate Bond Index gained 5.20% during the six months ended September 30, 2001. Short-and intermediate-term securities did just as well as long-term bonds because the Federal Reserve reacted quickly to the weakening trends and lowered the overnight borrowing rates to 2.5% compared with 6.5% at the start of the year. Nonetheless, it is likely that the economy will shrink over the next six months. This will lead to rising unemployment and keep inflationary pressures in check. Accordingly, monetary policy will remain very accommodative in the months ahead; short-term interest rates could fall to 2% by the start of next year.

Performance: The Fund continues to enjoy strong returns among its peer group. For the six-month period ended September 30, 2001, the Fund's Class Q shares provided a total return of 5.48% compared to the Lehman Brothers Mortgage-Backed Securities Index which returned 5.27%. The Pilgrim GNMA Income Fund continues to rank in the top 10% of all GNMA Funds for the past one, three, five, and ten-year periods as reported by Lipper*. Dividends of record for the six-month period ended September 30, 2001 totaled 24.3 cents per share.

Portfolio Specifics: The Fund's portfolio remained relatively long throughout the rally even as mortgage prepayment risk reduced the effective maturities and performance potential of many of our competitors. We did this by reducing the portfolio's cash position from 9% of assets to about 2%; also, our holdings of U.S. Treasury inflation-protected securities-TIPS-were sold. Cash from these actions plus that from net shareholder purchases were used to buy call-protected GNMA multi-family mortgages, low coupon single-family mortgages, and long-term U.S. Treasury bonds. By minimizing mortgage prepayment risk and staying fully invested, the Fund was able to outperform its competitors during this bull market. We are confident that our aggressive posture will serve our shareholders well during the current quarter. Longer-term, risks are building for bond market investors and a significant change in the structure of the portfolio may soon be warranted.

Market Outlook: Since September 11th, both the Federal Reserve and the federal government have focused in on the need to shore up the economy. Short-term interest rates were lowered 100 basis points in three weeks. Congress and the President agreed to sizeable relief-related spending and are debating a meaningful income tax cut. Once it becomes clear that these efforts are putting the economy back on track, bond yields should begin to trend higher on a sustained basis. Current yields throughout the high-grade fixed income market provide very little cushion should interest rates rise and bonds prices fall. The bond market is likely to enter a very difficult period sometime during the coming year. We have prepared strategies designed to minimize losses and preserve capital and will implement them once it becomes clear that a bearish trend is developing.

----------
* The Fund ranked third out of 59 GNMA Funds for the one-year period, third out of 48 funds for the three-year period, second out of 39 funds for the five-year period, and second out of 22 funds for the ten-year period, as of 9/30/01. Lipper rankings are based on average annual total returns not including sales charges for the period indicated. Rankings are for Class A shares only; other share classes may vary.

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Portfolio Managers' Report                              PILGRIM GNMA INCOME FUND
--------------------------------------------------------------------------------


                                      Average Annual Total Return
                                for the Period Ended September 30, 2001
                                ---------------------------------------
                                            Since Inception
                                              of Class Q
                                                2/26/01
                                                -------
Class Q                                          6.98%
Lehman Brothers Mortgage-
 Backed Securities Index                         5.88% (1)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim GNMA Income Fund against the Lehman Brothers Mortgage-Backed Securities Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Since inception performance for index is shown from 3/1/01.

Principal Risk Factor(s): Exposure to financial and interest rate risks and prepayment risk of mortgage related securities. Fluctuations in the value of the Fund's shares can be expected in response to changes in interest rates. The value of an investment in the Fund is not guaranteed and will fluctuate.

                 See accompanying index descriptions on page 12.

PILGRIM STRATEGIC INCOME FUND                         Portfolio Managers' Report
--------------------------------------------------------------------------------


Portfolio Management Team: Robert K. Kinsey, Vice President and Edwin Schriver, Senior Vice President, ING Pilgrim Investments, LLC.

Goal: The Pilgrim Strategic Income Fund (the "Fund") seeks maximum total return by investing at least 60% of its total assets in debt securities issued by U.S. and foreign corporations, U.S. and foreign governments and their agencies that are rated in one of the top four categories by a nationally recognized statistical rating agency.

Market Overview: The investment grade bond market continues to post positive returns for 2001; the widely watched Lehman Brothers Aggregate Bond Index returned 8.39% year to date. The horrifying events in New York and Washington, DC on September 11th was initially met with a dramatic flight to quality and significant underperformance of riskier sectors. Major central banks moved quickly to flood the system with liquidity through repo and direct easings. The bonds of airlines and insurers were particularly hard hit, but all credit sectors sustained damage. Nevertheless, the Lehman Brothers Aggregate Bond Index eked out a positive 1.16% for September while the corporate subsector dropped 0.34%.

The high yield bond market sustained its worst monthly performance ever during September, with most indexes falling about 6.5%. This wiped out gains from July and August leaving the market down about 4.5% for the quarter and year-to-date performance near 0%.

In late September, Moody's reversed a downward trend in default projections, raising their 2001 estimate to 10% and predicting a peak of 11% in the first half of 2002. Actual defaults may very well be higher than that over the short term, but current bond prices reflect expectations of much higher default experience over an extended period of time.

Performance: For the six-month period ended September 30, 2001, the Fund's Class Q shares provided a total return of 0.22% compared to the Lehman Brothers Aggregate Bond Index which returned 5.20% for the same period.

Portfolio Specifics: The investment grade component of the fund continues to produce superior positive returns. Beginning in August we upgraded the credit quality of the portfolio in anticipation of a seasonal risk aversion move in bonds that frequently occurs in the fourth quarter. This move proved fortunate in the face of the credit markets reaction to the unforeseen terrorist's attacks on the United States. As soon as the bond market was functioning -- albeit at shortened days -- we began to aggressively buy corporate bonds at wider levels. We added Bristol Squibb Myers, Disney, Wells Fargo, Qwest, Delhaize, and Exelon. Moreover, we extended the duration of our Worldcom and Province of Quebec holdings in order to increase our spread duration. We remain neutral on mortgages, asset-backed securities, and agencies, and underweight the long end of the curve. The non-dollar portion of the fund remains hedged and short in duration.

Exposure to high yield as a percentage of the portfolio was reduced earlier in the summer as part of the previously mentioned credit quality upgrade. This is now allowing us to increase exposure to the sector at very attractive spread levels. High yield spread levels are very near record territory and we see attractive opportunities across the credit spectrum.

Market Outlook: In the bond market past exogenous events such as the debt crisis in the Pacific Rim, the Russian default, and the subsequent collapse of Long Term Capital, are often marked by dire predictions and the re-pricing of risk system wide. However, the worst of the forecasts rarely prove out in the year ahead, and in hindsight the darkest days reveal themselves as buying opportunities.

Most market observers agree that the US is either in recession now or will enter one shortly. But we believe that many spread sectors are now priced for just such an environment. While we remain highly selective as to particular issuers, we are net buyers of risk. That is, we continue to add spread product and spread duration; and in the fourth quarter we plan to go down in credit quality perhaps by adding to our high yield allocation. The direction of rates is harder to forecast: unprecedented Fed easings and increased federal spending we believe will surely lead to an increase in the issuance of Treasuries. Long rates may stay high relative to short rates for the near term. Our non-dollar position is hedged, and the high yield allocation is 18%.

With respect to the high yield portion of the fund, we remain optimistic on the longer-term prospects. Therefore, we are maintaining a modestly aggressive credit risk exposure with the average credit quality approximating single B. Additionally, we will likely increase high yield as a percentage of the portfolio over the coming months. Moody's now projects defaults to peak at approximately 11% in early 2002. Current bond prices reflect an expectation of default rates of over 11% for an extended period of time, providing cause for optimism that significant bond appreciation is probable at some point for long-term investors. Default rates last peaked at 13% in 1991, a year in which high yield returns exceeded 35%.

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Portfolio Managers' Report                         PILGRIM STRATEGIC INCOME FUND
--------------------------------------------------------------------------------


                                Average Annual Total Returns
                                   for the Periods Ended
                                    September 30, 2001
                                ----------------------------
                                             Since Inception
                                 1 Year          7/27/98
                                 ------      ---------------
Class Q                           4.05%           2.93%
Lehman Brothers Aggregate
 Bond Index                      12.95%           7.36%(1)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim Strategic Income Fund against the Lehman Brothers Aggregate Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Since inception performance for index is shown from 08/01/98.

Principal Risk Factor(s): High yield bonds have exposure to financial, market and interest rate risks. High yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio, and in some cases, the lower market prices for those instruments. The Fund's investments in mortgage-related securities may entail prepayment risk. The Fund may invest up to 30% of its total assets in securities payable in foreign currencies. International investing does pose special risks, including currency fluctuation and political risks not found in domestic investments.

                 See accompanying index descriptions on page 12.

PILGRIM HIGH YIELD FUND                               Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Russ Stiver, CFA, Edwin Schriver, Andy Mitchell, Co-Portfolio Managers, ING Pilgrim Investments, LLC.

Goal: The Pilgrim High Yield Fund (the "Fund") seeks to provide a high level of current income with capital appreciation as a secondary objective by investing in BBB and lower-rated debt securities.

Market Overview: Prior to September 11th, the high yield market had been driven for several months by growing expectations of improved economic conditions by late this year. Excess inventories had been pared back in many industries and aggressive Federal Reserve actions to ease monetary policy were expected to translate into increased spending and investment. Improving returns in most industries were tempered by declining fundamentals and bond prices within the wireline telecommunications sector.

The events of September 11th had a dramatic impact on the domestic economy and, in turn, the high yield market. Virtually every industry experienced at least a short-term disruption, leading to widespread earnings warnings and economist predictions of a recession. With no precedent for predicting how long and how deep the recession will be, earnings visibility for both the fourth quarter and 2002 became quite limited.

Investor response to the terrorist situation was a flight to quality, precipitating a sharp drop in both the equity and high yield markets. Within high yield, portfolio managers generally sold both second-tier and third-tier securities to raise cash. As a result, the lowest yielding but least risky securities significantly outperformed the rest of the market. On an industry basis, issuers most directly impacted by the events, such as airlines, aerospace, hotels and gaming, experienced the largest declines. Issuers in cyclical industries, as well as the telecom sector, also underperformed based on their susceptibility to general economic weakness.

Performance: For the six-month period ended September 30, 2001, the Fund's Class Q shares returned -8.25% compared to a return of -6.42% for the Lehman Brothers High Yield Bond Index and -4.57% for the Credit Suisse First Boston High Yield Bond Index.

Portfolio Specifics: While the Fund underperformed for the six-month period, it did perform well during periods of neutral or positive market conditions. The primary factors in high yield fund performance are sector weightings, portfolio quality and issuer selection.

With respect to sector weightings, Fund performance was negatively impacted by an overweight position in wireline telecommunications. While we have reduced the degree of wireline telecom overweighting significantly over the past year, this sector underperformed the rest of the high yield market by a wide margin over the past two quarters, magnifying the impact of even a reduced overweight position and translating into approximately 1.9% underperformance for the Fund.

Regarding credit quality, the Fund seeks to provide a high current yield. To earn that yield, the Fund has maintained an underweight position in the highest quality BB rated segment of the market. Because this segment of the market outperformed by over 8% over the past two quarters, fund performance was impacted by approximately 0.5%.

We believe that issuer selection had a modest positive impact on the Fund during the period, partially offsetting the impacts discussed above.

Market Outlook: Monetary and fiscal policymakers around the world reacted to the terrorist attacks with aggressive monetary policy easing and special assistance for the airline industry. Stimulative fiscal policies are also likely to be adopted, including tax breaks, additional programs to assist particular industries (hotels, restaurants) and funding for the rebuilding of lower Manhattan. It is too early to tell how long the recession will last. Economists who had been projecting stronger growth late this year have now pushed back any recovery until sometime in 2002. Eventually, people will return to their normal lives, albeit with a few added inconveniences in the name of security. Many companies with the resources to survive a long recession, companies that previously offered little yield in their bonds, now offer very attractive returns. As such, it is our opinion that now is a great time to be investing in high yield bonds.

The Fund's cash position was raised to around 7% in August, with the intention of reinvesting in attractive second-tier issuers. In light of the current market uncertainty, we intend to maintain cash levels of 5% or more until greater stability returns. The fund is now well-diversified, both from a sector and issuer standpoint. Reinvestment will be done selectively, focused on second tier companies with substantial liquidity positions and the flexibility to cut expenditures during an economic slowdown.

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Portfolio Managers' Report                               PILGRIM HIGH YIELD FUND
--------------------------------------------------------------------------------


                                   Average Annual Total Returns
                                       for the Periods Ended
                                        September 30, 2001
                                   ----------------------------
                                                Since Inception
                                                  of Class Q
                                   1 Year           6/17/99
                                   ------       ---------------
Class Q                            -16.79%         -12.08%
Credit Suisse First Boston
 High Yield Bond Index              -4.92%          -2.00%(1)
Lehman Brothers
 High Yield Bond Index              -5.69%          -2.76%(1)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim High Yield Fund against the Credit Suisse First Boston High Yield Bond Index and the Lehman Brothers High Yield Bond Index. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Since inception performance for index is shown from 6/1/99.

Principal Risk Factor(s): Exposure to financial, market and interest rate risks. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio, and in some cases, the lower market prices for those instruments.

                 See accompanying index descriptions on page 12.

PILGRIM HIGH YIELD FUND II                            Portfolio Managers' Report
--------------------------------------------------------------------------------


Portfolio Management Team: Edwin Schriver, Russ Stiver, CFA, Andy Mitchell, Co-Portfolio Managers, ING Pilgrim Investments, LLC.

Goal: The Pilgrim High Yield Fund II (the "Fund") seeks to provide total returns in the form of both dividends and capital appreciation by investing in high yield debt securities.

Market Overview: Prior to September 11th, the high yield market had been driven for several months by growing expectations of improved economic conditions by late this year. Excess inventories had been pared back in many industries and aggressive Federal Reserve actions to ease monetary policy were expected to translate into increased spending and investment. Improving investment returns in most industries were tempered by declining bond prices within the telecommunications sector.

The events of September 11th had a dramatic impact on the domestic economy, and in turn, the high yield market. Virtually every industry experienced at least a short-term disruption, leading to widespread earnings warnings and economist predictions of a recession. With no precedent for predicting how long and how deep the recession will be, earnings visibility for both the fourth quarter and 2002 became quite limited.

Investor response to the terrorist situation was a flight to quality, precipitating a sharp drop in both the equity and high yield markets. Within high yield, portfolio managers generally sold both second-tier and third-tier securities to raise cash. As a result, the lowest yielding but least risky securities significantly outperformed the rest of the market. On an industry basis, issuers most directly impacted by the events, such as airlines, aerospace, hotels and gaming, experienced the largest declines. Issuers in cyclical industries, as well as the telecom sector, also underperformed based on their susceptibility to general economic weakness.

Performance: For the six-month period ended September 30, 2001, the Fund's Class Q shares returned -9.68% compared to a return of -6.42% for the Lehman Brothers High Yield Bond Index and -6.81% for the Merrill Lynch High Yield Master II Index.

Portfolio Specifics: While the Fund underperformed over the six-month period, it did perform well during periods of neutral or positive market conditions. The primary factors in high yield fund performance are sector weightings, portfolio quality and issuer selection.

With respect to sector weightings, fund performance was negatively impacted by an overweight position in wireline telecommunications. While we have reduced the degree of wireline telecom overweighting significantly over the past year, this sector underperformed the rest of the high yield market by a wide margin over the past two quarters, magnifying the impact of even a reduced overweight position. This overweighting, negatively impacted performance by approximately 2.6%.

Regarding credit quality, the Fund seeks to provide a high current yield. To earn that yield, the Fund has maintained an underweight position in the highest quality BB rated segment of the market. Because this segment of the market outperformed by over 8% over the past two quarters, fund performance was negatively impacted by approximately 2.1%.

We believe that issuer selection had a modest positive impact on the Fund during the period, partially offsetting the impacts discussed above.

Market Outlook: Monetary and fiscal policymakers around the world reacted to the terrorist attacks with aggressive monetary policy easing and special assistance for the airline industry. Stimulative fiscal policies are also likely to be adopted, including tax breaks, additional programs to assist particular industries (hotels, restaurants) and funding for the rebuilding of lower Manhattan. It is too early to tell how long the recession will last. Economists who had been projecting stronger growth late this year have now pushed back any recovery until sometime in 2002. Eventually, people will return to their normal lives, albeit with a few added inconveniences in the name of security. Many companies with the resources to survive a long recession, companies that previously offered little yield in their bonds, now offer attractive yields. As such, it is our opinion that now is a great time to be investing in high yield bonds.

Portfolio Managers' Report                            PILGRIM HIGH YIELD FUND II
--------------------------------------------------------------------------------


                                Average Annual Total Returns
                               for the Periods Ended
                           September 30, 2001
                               -----------------------------
                                          Since Inception
                                           of Class Q
                               1 Year       3/27/98
                              --------   ----------------
Class Q                       -17.15%       -4.34%
Lehman Brothers
High Yield Bond Index          -5.69%       -1.59%(1)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim High Yield Fund II against the Lehman Brothers High Yield Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Since inception performance for index is shown from 04/01/98.

Principal Risk Factor(s): Exposure to financial, market and interest rate risks. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market price for those instruments. Up to 35% of total assets may be invested in foreign securities. International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets.

                See accompanying index descriptions on page 12.

                       Portfolio Manager's Report ING PILGRIM MONEY MARKET FUND
--------------------------------------------------------------------------------

Portfolio Management: Jennifer J. Thompson, CFA, Vice President, ING Investment Management, LLC.

Goal: The ING Pilgrim Money Market Fund (the "Fund") seeks to provide investors with a high level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share.

Market Overview: The second quarter began with the expectation that the Federal Reserve Board's Federal Open Market Committee (the "FOMC" or the "Fed") would need to continue lowering its Fed Funds target if the US economy was to avoid falling into a recession in the second half 2002. The first rate cut had occurred in a surprise inter-meeting move on January 3, 2002 and was quickly followed by an additional 50 basis points decrease at its regularly scheduled meeting later that month. Still, the economy remained sluggish, and sighting declining business profitability, weak expansion of the economy and slow growth abroad, the Fed eased its Fed Funds rate 50 basis points in March, April and May as well as an additional 25 basis points at its June 27th meeting. In total, for the first half of 2002, the Fed had aggressively reduced its Fed Funds target by 275 basis points. However, with continued weak corporate earnings, increased layoffs and a less robust consumer throughout the summer, the Fed, at its August 27th meeting, eased rates an additional 25 basis points to 3.5%. With this, investors were predicting an end to the Fed's easing cycle as early as fourth quarter or early 2002. Unfortunately, no one could predict the dramatic events that were about to unfold mid-September. September began with participants hoping for signs of an earnings bottom and investors were looking for clear indications of which direction the economy would take--weaken further or begin a fourth quarter recovery. Everything changed rapidly on September 11th when terrorists crashed commercial airplanes into the World Trade Centers and the Pentagon. The Fed responded immediately by injecting billions of dollars into the banking system in the seven days immediately following the attack. On September 17th, the day the markets opened, the FOMC decreased its Fed Funds target by 50 basis points to 3% with expectations they would again cut rates at their regularly scheduled October 2nd meeting. The Fed's combined response brought overnight rates on repurchase agreements to as low as 0.50%. As would be expected, yields on short paper dropped dramatically throughout the third quarter with one-year LIBOR decreasing from 4.18% to 2.64% and one month LIBOR decreasing from 3.86% to 2.63%. Similarly, rates on money funds declined as well.

Portfolio Specifics: Throughout the period, the Fund's average maturity remained longer than competitors. Purchases of 9-month and 1-year paper were made in advance of each decline in the Fed Funds rate, which contributed to the Fund's performance and has kept its yield and returns high.

Market Outlook: The economic outlook continues negative with expectations for a recovery extended possibly to the second half of 2002. With Americans preparing for a prolonged period of U.S.-led military action against terrorism, most market participants expect the FOMC to continue lowering its Fed Funds target rate in the fourth quarter by as much as 50 basis points to 2.0%. Bearing in mind that rates remaining at this low level could over-stimulate the economy and, therefore, the Fed will need to raise rate to remove the stimulus, the Fund will focus new purchases in paper maturing in less than six months.

Principal Risk Factor(s): An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

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                                       11

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index comprised of 520 mortgage-backed securities with an average yield of 7.58%. The average coupon of the index is 6.85%.

The Lehman Brothers Aggregate Bond Index is widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade mortgage-backed and corporate debt securities.

The Lehman Brothers High Yield Bond Index is comprised of non-investment grade bonds with maturities between seven and ten years.

The Merrill Lynch High Yield Master II Index is comprised of over 1,300 high yield bonds, intended to be representative of the high yield market as a whole.

The Credit Suisse First Boston High Yield Bond Index is an index of high yield bonds rated BB or below.

                           All indices are unmanaged.
                 An investor cannot invest directly in an index.

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                                       13

    STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                    Pilgrim          Pilgrim         Pilgrim          Pilgrim        ING Pilgrim
                                                  GNMA Income       Strategic       High Yield       High Yield      Money Market
                                                     Fund          Income Fund         Fund            Fund II            Fund
                                                     ----          -----------         ----            -------            ----
ASSETS:
Investments in securities at value*              $ 610,688,259    $  51,545,768    $ 152,300,145    $ 208,657,981    $          --
Short-term investments at amortized cost            13,939,944        1,943,000       11,052,000       20,641,000      584,003,182
Cash                                                   122,737           19,215           10,531              180              836
Receivables:
  Investment securities sold                                --               --        2,184,618               --               --
  Fund shares sold                                   9,815,073        2,287,988          181,689           43,497        1,260,328
  Dividends and interest                             3,667,382          945,402        5,445,846        8,162,806        4,383,966
  Other                                                     --               --               --               --              919
Unrealized appreciation on forward foreign
 currency contracts                                         --           10,873               --               --               --
Prepaid expenses                                       218,284           28,554           29,086           90,577          130,968
Reimbursement due from manager                              --           49,435           74,097          194,956          760,466
                                                 -------------    -------------    -------------    -------------    -------------
  Total assets                                     638,451,679       56,830,235      171,278,012      237,790,997      590,540,665
                                                 -------------    -------------    -------------    -------------    -------------

LIABILITIES:
Payable for investment securities purchased         17,909,020           33,238               --               --        7,056,163
Unrealized depreciation on forward foreign
 currency contracts                                         --           18,943               --               --               --
Payable for fund shares redeemed                    10,122,563        3,097,944        2,731,104        1,240,845        2,629,431
Payable to affiliates                                  484,773           48,489          267,602          303,849          296,034
Other accrued expenses and liabilities                 204,921          184,079          220,758        1,592,410          343,466
                                                 -------------    -------------    -------------    -------------    -------------
  Total liabilities                                 28,721,277        3,382,693        3,219,464        3,137,104       10,325,094
                                                 -------------    -------------    -------------    -------------    -------------
NET ASSETS                                       $ 609,730,402    $  53,447,542    $ 168,058,548    $ 234,653,893    $ 580,215,571
                                                 =============    =============    =============    =============    =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                  $ 591,254,269    $  63,317,048    $ 364,959,094    $ 840,016,020    $ 580,215,855
Undistributed (distributions in excess of) net
 investment income                                   3,067,694          904,259       (3,216,887)      (4,220,293)         (27,700)
Accumulated net realized gain (loss) on
 investments and foreign currencies                (16,109,113)      (9,647,558)    (172,480,447)    (408,307,050)          27,416
Net unrealized appreciation (depreciation) of
 investments and foreign currencies                 31,517,552       (1,126,207)     (21,203,212)    (192,834,784)              --
                                                 -------------    -------------    -------------    -------------    -------------
NET ASSETS                                       $ 609,730,402    $  53,447,542    $ 168,058,548    $ 234,653,893    $ 580,215,571
                                                 =============    =============    =============    =============    =============
* Cost of securities                             $ 579,170,707    $  52,666,193    $ 173,503,113    $ 401,418,112               --

                 See Accompanying Notes to Financial Statements

   STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                      Pilgrim         Pilgrim       Pilgrim        Pilgrim      ING Pilgrim
                                                    GNMA Income      Strategic     High Yield     High Yield    Money Market
                                                       Fund         Income Fund       Fund          Fund II        Fund
                                                       ----         -----------       ----          -------        ----
Class A:
 Net Assets                                         $501,887,330   $ 37,328,938   $ 44,713,902   $ 46,593,258   $565,100,011
 Shares authorized                                   780,000,000      unlimited     80,000,000      unlimited      unlimited
 Par Value                                          $      0.010   $      0.000   $      0.000   $      0.000   $      0.001
 Shares outstanding                                   56,708,871      3,269,548     13,324,203      6,366,267    565,120,054
 Net asset value and redemption price per share     $       8.85   $      11.42   $       3.36   $       7.32   $       1.00
 Maximum offering price per share (4.75%)(1)        $       9.29   $      11.99   $       3.53   $       7.68   $       1.00
Class B:
 Net Assets                                         $ 66,102,337   $ 10,568,597   $113,735,620   $147,753,883   $  2,288,531
 Shares authorized                                   100,000,000      unlimited     80,000,000      unlimited      unlimited
 Par Value                                          $      0.010   $      0.000   $      0.000   $      0.000   $      0.001
 Shares outstanding                                    7,489,459        947,372     34,022,381     20,119,484      2,288,880
 Net asset value and redemption price per
  share(2)                                          $       8.83   $      11.16   $       3.34   $       7.34   $       1.00
 Maximum offering price per share                   $       8.83   $      11.16   $       3.34   $       7.34   $       1.00
Class C:
 Net Assets                                         $  25,751,604  $  5,248,286   $  4,302,605   $ 25,138,397   $  1,772,795
 Shares authorized                                     50,000,000     unlimited     20,000,000      unlimited      unlimited
 Par Value                                          $       0.010  $      0.000   $      0.000   $      0.000   $      0.001
 Shares outstanding                                     2,916,647       449,526      1,289,023      3,424,791      1,772,621
 Net asset value and redemption price per
  share(2)                                          $       8.83   $      11.68   $       3.34   $       7.34   $       1.00
 Maximum offering price per share                   $       8.83   $      11.68   $       3.34   $       7.34   $       1.00
Class I:
 Net Assets                                                  n/a            n/a            n/a            n/a   $ 11,054,234
 Shares authorized                                           n/a            n/a            n/a            n/a      unlimited
 Par Value                                                   n/a            n/a            n/a            n/a   $      0.001
 Shares outstanding                                          n/a            n/a            n/a            n/a     11,054,483
 Net asset value and redemption price per share              n/a            n/a            n/a            n/a   $       1.00
 Maximum offering price per share                            n/a            n/a            n/a            n/a   $       1.00
Class M:
 Net Assets                                         $    348,043            n/a   $  5,303,663            n/a            n/a
 Shares authorized                                    10,000,000            n/a      5,000,000            n/a            n/a
 Par Value                                          $      0.010            n/a   $      0.000            n/a            n/a
 Shares outstanding                                       39,286            n/a      1,582,304            n/a            n/a
 Net asset value and redemption price per share     $       8.86            n/a   $       3.35            n/a            n/a
 Maximum offering price per share (3.25%)(3)        $       9.16            n/a   $       3.46            n/a            n/a
Class Q:
 Net Assets                                         $    804,347   $    301,721   $      2,758   $  2,424,997            n/a
 Shares authorized                                    50,000,000      unlimited     20,000,000      unlimited            n/a
 Par Value                                          $      0.010   $      0.000   $      0.000   $      0.000            n/a
 Shares outstanding                                       90,823         27,917            822        330,493            n/a
 Net asset value and redemption price per share     $       8.86   $      10.81   $       3.35   $       7.34            n/a
 Maximum offering price per share                   $       8.86   $      10.81   $       3.35   $       7.34            n/a
Class T:
 Net Assets                                         $ 14,836,741            n/a            n/a   $ 12,743,358            n/a
 Shares authorized                                    10,000,000            n/a            n/a      unlimited            n/a
 Par Value                                          $      0.010            n/a            n/a   $      0.000            n/a
 Shares outstanding                                    1,676,536            n/a            n/a      1,737,459            n/a
 Net asset value and redemption price per
  share(2)                                          $       8.85            n/a            n/a   $       7.33            n/a
 Maximum offering price per share                   $       8.85            n/a            n/a           7.33            n/a

----------
(1) Maximum offering price is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.75 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF OPERATIONS (Unaudited)
--------------------------------------------------------------------------------

                                              Pilgrim GNMA Income Fund            Pilgrim Strategic Income Fund
                                    -------------------------------------------   -----------------------------
                                        Six            Three                           Six             Nine
                                    Months Ended    Months Ended    Year Ended     Months Ended    Months Ended
                                    September 30,     March 31,    December 31,    September 30,     March 31,
                                        2001            2001           2000            2001            2001
                                        ----            ----           ----            ----            ----
INVESTMENT INCOME:
Dividends                           $         --    $         --   $         --    $     65,591    $     45,732
Interest (net of foreign
 withholding tax)*                    18,893,379       7,393,546     27,343,268       2,147,909       1,007,496
                                    ------------    ------------   ------------    ------------    ------------
  Total investment income             18,893,379       7,393,546     27,343,268       2,213,500       1,053,228
                                    ------------    ------------   ------------    ------------    ------------
EXPENSES:
Investment management fees             1,433,348         565,984      1,949,162         117,396          60,425
Distribution and service fees:
  Class A                                589,607         248,850        377,532          66,686          20,448
  Class B                                264,848          44,553            819          33,260          30,821
  Class C                                 88,157          11,343          2,634          18,426          24,750
  Class M                                  1,020             195             --              --              --
  Class Q                                    722             109             --             358             439
  Class T                                 51,725          11,318             --              --              --
Transfer agent fees                      377,530         142,267        631,637          49,968          65,689
Shareholder reporting fees               210,927          27,533        229,673           3,477           9,316
Registration and filing fees             111,601          27,111         82,813          72,741          43,807
Recordkeeping and pricing fees            11,163           5,489             --           4,941           7,641
Professional fees                        194,150          20,500         32,946           2,379           3,562
Custody fees                             142,633          13,590         77,000           2,928           4,528
Shareholder servicing fees                    --              --          1,151           2,745              --
Directors' fees                            3,660           7,800        104,275             549             849
Insurance fees                             2,226             991             --           2,376             428
Miscellaneous fees                        13,660          11,800        181,173           3,294              94
Interest and credit facility fees             --              --             --              --           4,932
Administrative fees                      283,187         106,940        151,465              --              --
Merger fees                                   --          47,913             --              --          16,087
                                    ------------    ------------   ------------    ------------    ------------
  Total expenses                       3,780,164       1,294,286      3,822,280         381,524         293,816
                                    ------------    ------------   ------------    ------------    ------------
Less:
  Waived and reimbursed
   fees                                       --              --             --         107,459         119,001
                                    ------------    ------------   ------------    ------------    ------------
  Net expenses                         3,780,164       1,294,286      3,822,280         274,065         174,815
                                    ------------    ------------   ------------    ------------    ------------
Net investment income                 15,113,215       6,099,260     23,520,988       1,939,435         878,413
                                    ------------    ------------   ------------    ------------    ------------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN
 CURRENCIES:
Net realized gain (loss) on
 investments                            (139,684)      2,155,030     (3,100,065)       (706,608)       (457,477)
Net realized loss on foreign
 currencies                                   --              --             --      (1,384,688)        (20,536)
Net change in unrealized
 appreciation (depreciation)
 of:
  Investments                         15,418,404      10,658,686     14,939,928         440,936      (1,352,115)
  Foreign currencies                          --              --             --        (287,745)        281,963
                                    ------------    ------------   ------------    ------------    ------------
  Net realized and
   unrealized gain (loss) on
   investments and foreign
   currencies                         15,278,720      12,813,716     11,839,863      (1,938,105)     (1,548,165)
                                    ------------    ------------   ------------    ------------    ------------
Increase (decrease) in net assets
 resulting from operations          $ 30,391,935    $ 18,912,976   $ 35,360,851    $      1,330    $   (669,752)
                                    ============    ============   ============    ============    ============
*Foreign withholding tax            $         --    $         --   $         --    $        466    $     23,382

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF OPERATIONS (Unaudited)
--------------------------------------------------------------------------------

                                           Pilgrim High Yield Fund          Pilgrim High Yield Fund II
                                        ------------------------------    ------------------------------
                                            Six              Nine             Six              Nine
                                        Months Ended     Months Ended     Months Ended     Months Ended
                                        September 30,      March 31,      September 30,      March 31,
                                            2001             2001             2001             2001
                                            ----             ----             ----             ----
INVESTMENT INCOME:
Dividends                               $          --    $          --    $     615,448    $     135,152
Interest                                   10,725,055       21,165,666       16,121,239       15,816,091
                                        -------------    -------------    -------------    -------------
  Total investment income                  10,725,055       21,165,666       16,736,687       15,951,243
                                        -------------    -------------    -------------    -------------
EXPENSES:
Investment management fees                    590,969        1,082,525          811,765          755,481
Distribution and service fees:
  Class A                                      68,582          122,176           95,341           83,146
  Class B                                     652,248        1,205,884          833,284          677,560
  Class C                                      27,001           39,120          151,648          142,256
  Class M                                      23,528           52,749               --               --
  Class Q                                          --               19            4,136            7,403
  Class T                                          --               --           51,390          118,637
Transfer agent fees                           142,398          275,121          236,184          195,423
Shareholder reporting fees                     56,730           98,640           50,561           45,446
Registration and filing fees                   54,955           64,105          112,588          105,148
Recordkeeping and pricing fees                 41,541           62,198           25,620           36,696
Professional fees                              29,463           44,114           16,836           26,066
Custody fees                                   35,136           52,608           36,771            9,176
Shareholder servicing fees                      9,150               --            4,941               --
Directors' fees                                11,529           17,262            3,843            5,754
Insurance fees                                  3,905            4,934            1,920            1,370
Miscellaneous fees                              3,111            7,120            2,863            7,174
Merger fees                                        --               --               --           30,331
                                        -------------    -------------    -------------    -------------
  Total expenses                            1,750,246        3,128,575        2,439,691        2,247,067
                                        -------------    -------------    -------------    -------------
Less:
  Waived and reimbursed fees                  142,399          170,488          289,337          280,311
                                        -------------    -------------    -------------    -------------
  Net expenses                              1,607,847        2,958,087        2,150,354        1,966,756
                                        -------------    -------------    -------------    -------------
Net investment income                       9,117,208       18,207,579       14,586,333       13,984,487
                                        -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES:
Net realized loss on investments          (21,494,675)     (84,180,612)     (47,988,950)     (30,313,380)
Net realized gain (loss) on foreign
 currencies                                     3,741           (1,040)              --               --
Net change in unrealized
 appreciation (depreciation) of:
  Investments                              (4,689,180)      24,598,891        5,757,175     (171,629,272)
  Foreign currencies                             (244)              --               --          (94,697)
                                        -------------    -------------    -------------    -------------
  Net realized and unrealized loss
   on investments and foreign
   currencies                             (26,180,358)     (59,582,761)     (42,231,775)    (202,037,349)
                                        -------------    -------------    -------------    -------------
Decrease in net assets resulting from
 operations                             $ (17,063,150)   $ (41,375,182)   $ (27,645,442)   $(188,052,862)
                                        =============    =============    =============    =============

                 See Accompanying Notes to Financial Statements

                     STATEMENTS OF OPERATIONS (Unaudited)
--------------------------------------------------------------------------------

                                                  ING Pilgrim Money Market Fund
                                          -------------------------------------------
                                              Six             Five
                                          Months Ended    Months Ended    Year Ended
                                          September 30,     March 31,     October 31,
                                              2001            2001            2000
                                              ----            ----            ----
INVESTMENT INCOME:
Interest                                  $11,850,302     $13,292,074     $23,674,422
                                          -----------     -----------     -----------
  Total investment income                  11,850,302      13,292,074      23,674,422
                                          -----------     -----------     -----------
EXPENSES:
Investment management fees                    666,382         514,331         932,291
Distribution and service fees:
  Class A                                   1,940,346       1,513,076       1,795,994
  Class B                                      12,328          12,061              --
  Class C                                      11,318           9,504              --
Transfer agent fees                           364,814         337,216       1,008,253
Shareholder reporting fees                     78,839          35,542          73,132
Registration and filing fees                  201,308         133,338         245,760
Recordkeeping and pricing fees                     --          30,885              --
Professional fees                              68,318          48,473          69,011
Custody fees                                   65,385          12,764          77,439
Shareholder servicing fees                         --              --         892,631
Directors' fees                                 3,726          13,215           9,270
Insurance fees                                 19,513           4,608              --
Miscellaneous fees                              6,106          22,068          28,021
                                          -----------     -----------     -----------
  Total expenses                            3,438,383       2,687,081       5,131,802
                                          -----------     -----------     -----------
Less:
  Waived and reimbursed fees                1,417,112       1,089,181       2,411,399
                                          -----------     -----------     -----------
  Net expenses                              2,021,271       1,597,900       2,720,403
                                          -----------     -----------     -----------
Net investment income                       9,829,031      11,694,174      20,954,019
                                          -----------     -----------     -----------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments               27,416              --              --
                                          -----------     -----------     -----------
Increase in net assets resulting from
 operations                               $ 9,856,447     $11,694,174     $20,954,019
                                          ===========     ===========     ===========

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                      Pilgrim GNMA Income Fund
                                  ----------------------------------------------------------------
                                      Six             Three             Year             Year
                                  Months Ended     Months Ended        Ended            Ended
                                  September 30,      March 31,      December 31,     December 31,
                                      2001             2001             2000             1999
                                      ----             ----             ----             ----
Increase in net assets
 from operations:
Net investment income             $  15,113,215    $   6,099,260    $  23,520,988    $  20,453,437
Net realized gain (loss) on
 investments and foreign
 currencies                            (139,684)       2,155,030       (3,100,065)      (1,512,537)
Net change in unrealized
 appreciation (depreciation)
 of investments and foreign
 currencies                          15,418,404       10,658,686       14,939,928      (17,574,398)
                                  -------------    -------------    -------------    -------------
Net increase in net assets
 resulting from operations           30,391,935       18,912,976       35,360,851        1,366,502
                                  -------------    -------------    -------------    -------------
Distributions to shareholders:
Net investment income
  Class A                           (13,042,733)      (5,337,765)     (20,940,972)     (20,595,801)
  Class B                            (1,266,377)         (15,248)              --               --
  Class C                              (405,811)         (21,052)              --               --
  Class M                                (6,763)              --               --               --
  Class Q                               (15,695)              --               --               --
  Class T                              (420,007)              --               --               --
  Retail Classes                             --               --               --               --
  Advisory and Institutional
   Classes                                   --               --               --               --
                                  -------------    -------------    -------------    -------------
Total distributions                 (15,157,386)      (5,374,065)     (20,940,972)     (20,595,801)
                                  -------------    -------------    -------------    -------------
Capital Share Transactions:
Net proceeds from sale of
 shares                             328,446,600      100,862,198      125,118,144      220,636,961
Net proceeds from shares
 issued in merger                            --      121,277,768               --               --
Shares resulting from dividend
 reinvestments                       12,632,368        4,928,490       19,059,996       18,731,683
                                  -------------    -------------    -------------    -------------
                                    341,078,968      227,068,456      144,178,140      239,368,644
Cost of shares redeemed            (275,562,980)     (82,941,057)    (163,864,918)    (117,150,009)
                                  -------------    -------------    -------------    -------------
Net increase (decrease) in net
 assets resulting from capital
 share transactions                  65,515,988      144,127,399      (19,686,778)     122,218,635
                                  -------------    -------------    -------------    -------------
Net increase (decrease) in net
 assets                              80,750,537      157,666,310       (5,266,899)     102,989,336
                                  -------------    -------------    -------------    -------------
Net assets, beginning of period     528,979,865      371,313,555      376,580,454      273,591,118
                                  -------------    -------------    -------------    -------------
Net assets, end of period         $ 609,730,402    $ 528,979,865    $ 371,313,555    $ 376,580,454
                                  =============    =============    =============    =============
Undistributed net investment
 income                           $   3,067,694    $   3,111,865    $   2,580,016    $         411
                                  =============    =============    =============    =============

                                          Pilgrim Strategic Income Fund
                                  --------------------------------------------
                                      Six             Five            Year
                                  Months Ended    Months Ended       Ended
                                  September 30,     March 31,       June 30,
                                      2001            2001            2000
                                      ----            ----            ----
Increase in net assets
 from operations:
Net investment income             $  1,939,435    $    878,413    $    970,594
Net realized gain (loss) on
 investments and foreign
 currencies                         (2,091,296)       (478,013)       (764,277)
Net change in unrealized
 appreciation (depreciation)
 of investments and foreign
 currencies                            153,191      (1,070,152)        133,421
                                  ------------    ------------    ------------
Net increase in net assets
 resulting from operations               1,330        (669,752)        339,738
                                  ------------    ------------    ------------
Distributions to shareholders:
Net investment income
  Class A                           (1,253,391)       (146,883)             --
  Class B                             (281,422)       (247,615)             --
  Class C                             (154,816)       (202,833)             --
  Class M                                   --              --              --
  Class Q                               (8,529)        (14,262)             --
  Class T                                   --              --              --
  Retail Classes                            --              --        (951,573)
  Advisory and Institutional
   Classes                                  --              --         (14,213)
                                  ------------    ------------    ------------
Total distributions                 (1,698,158)       (611,593)       (965,786)
                                  ------------    ------------    ------------
Capital Share Transactions:
Net proceeds from sale of
 shares                             25,961,732      18,837,830      17,563,244
Net proceeds from shares
 issued in merger                           --      38,298,220              --
Shares resulting from dividend
 reinvestments                       1,371,607         154,206         496,450
                                  ------------    ------------    ------------
                                    27,333,339      57,290,256      18,059,694
Cost of shares redeemed            (25,619,701)    (13,958,363)    (22,583,786)
                                  ------------    ------------    ------------
Net increase (decrease) in net
 assets resulting from capital
 share transactions                  1,713,638      43,331,893      (4,524,092)
                                  ------------    ------------    ------------
Net increase (decrease) in net
 assets                                 16,810      42,050,548      (5,150,140)
                                  ------------    ------------    ------------
Net assets, beginning of period     53,430,732      11,380,184      16,530,324
                                  ------------    ------------    ------------
Net assets, end of period         $ 53,447,542    $ 53,430,732    $ 11,380,184
                                  ============    ============    ============
Undistributed net investment
 income                           $    904,259    $    662,982    $    491,239
                                  ============    ============    ============

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                             Pilgrim High Yield Fund
                                                  -----------------------------------------------
                                                      Six              Nine             Year
                                                  Months Ended     Months Ended        Ended
                                                  September 30,      March 31,        June 30,
                                                      2001             2001             2000
                                                      ----             ----             ----
Increase (decrease) in net assets
 from operations:
Net investment income                             $   9,117,208    $  18,207,579    $  36,230,377
Net realized loss on investments and foreign
 currencies                                         (21,490,934)     (84,181,652)     (25,618,407)
Net change in unrealized appreciation
 (depreciation) of investments and foreign
 currencies                                          (4,689,424)      24,598,891      (31,769,051)
                                                  -------------    -------------    -------------
Net increase (decrease) in net assets resulting
 from operations                                    (17,063,150)     (41,375,182)     (21,157,081)
                                                  -------------    -------------    -------------
Distributions to shareholders:
Net investment income
  Class A                                            (3,505,216)      (5,135,551)              --
  Class B                                            (8,105,604)     (11,970,081)              --
  Class C                                              (331,445)        (384,454)              --
  Class M                                              (391,829)        (715,679)              --
  Class Q                                                    (1)            (774)              --
  Class T                                                    --               --               --
  Retail Classes                                             --               --      (36,230,374)
  Advisory and Institutional Classes                         --               --               (3)
Tax return of capital                                        --       (4,442,387)      (2,218,003)
                                                  -------------    -------------    -------------
Total distributions                                 (12,334,095)     (22,648,926)     (38,448,380)
                                                  -------------    -------------    -------------
Capital Share Transactions:
Net proceeds from sale of shares                    105,924,726       98,580,483      169,075,396
Net proceeds from shares issued in merger                    --               --               --
Shares resulting from dividend reinvestments          4,021,172        7,751,412       14,545,896
                                                  -------------    -------------    -------------
                                                    109,945,898      106,331,895      183,621,292
Cost of shares redeemed                            (120,960,019)    (137,899,986)    (237,672,115)
Equalization                                                 --          (85,563)              --
                                                  -------------    -------------    -------------
Net increase (decrease) in net assets resulting
 from capital share transactions                    (11,014,121)     (31,653,654)     (54,050,823)
                                                  -------------    -------------    -------------
Net increase (decrease) in net assets               (40,411,366)     (95,677,762)    (113,656,284)
                                                  -------------    -------------    -------------
Net assets, beginning of period                     208,469,914      304,147,676      417,803,960
                                                  -------------    -------------    -------------
Net assets, end of period                         $ 168,058,548    $ 208,469,914    $ 304,147,676
                                                  =============    =============    =============
Distributions in excess of net investment
 income                                           $  (3,216,887)   $          --    $          --
                                                  =============    =============    =============

                                                             Pilgrim High Yield Fund II
                                                 ------------------------------------------------
                                                      Six              Nine             Year
                                                  Months Ended     Months Ended        Ended
                                                  September 30,      March 31,        June 30,
                                                      2001             2001             2000
                                                      ----             ----             ----
Increase (decrease) in net
 assets from operations:
Net investment income                             $  14,586,333    $  13,984,487    $  10,617,663
Net realized loss on investments and foreign
 currencies                                         (47,988,950)     (30,313,380)      (5,014,882)
Net change in unrealized appreciation
 (depreciation) of investments and foreign
 currencies                                           5,757,175     (171,723,969)      (2,564,989)
                                                  -------------    -------------    -------------
Net increase (decrease) in net assets resulting
 from operations                                    (27,645,442)    (188,052,862)       3,037,792
                                                  -------------    -------------    -------------
Distributions to shareholders:
Net investment income
  Class A                                            (3,644,264)      (2,817,607)              --
  Class B                                           (10,556,376)      (7,662,538)              --
  Class C                                            (1,929,881)      (1,602,144)              --
  Class M                                                    --               --               --
  Class Q                                              (220,806)        (339,297)              --
  Class T                                            (1,038,586)      (2,078,844)              --
  Retail Classes                                             --               --      (10,642,507)
  Advisory and Institutional Classes                         --               --         (408,689)
Tax return of capital                                        --               --               --
                                                  -------------    -------------    -------------
Total distributions                                 (17,389,913)     (14,500,430)     (11,051,196)
                                                  -------------    -------------    -------------
Capital Share Transactions:
Net proceeds from sale of shares                     51,548,427      225,162,311       52,761,331
Net proceeds from shares issued in merger                    --      157,469,063      142,232,354
Shares resulting from dividend reinvestments          6,339,929        5,223,248        4,467,190
                                                  -------------    -------------    -------------
                                                     57,888,356      387,854,622      199,460,875
Cost of shares redeemed                             (69,618,318)     (93,091,171)     (72,762,619)
Equalization                                                 --               --               --
                                                  -------------    -------------    -------------
Net increase (decrease) in net assets resulting
 from capital share transactions                    (11,729,962)     294,763,451      126,698,256
                                                  -------------    -------------    -------------
Net increase (decrease) in net assets               (56,765,317)      92,210,159      118,684,852
                                                  -------------    -------------    -------------
Net assets, beginning of period                     291,419,210      199,209,051       80,524,199
                                                  -------------    -------------    -------------
Net assets, end of period                         $ 234,653,893    $ 291,419,210    $ 199,209,051
                                                  =============    =============    =============
Distributions in excess of net investment
 income                                           $  (4,220,293)   $  (1,416,713)   $          --
                                                  =============    =============    =============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                        ING Pilgrim Money Market Fund
                                                       ----------------------------------------------------------------
                                                           Six              Five             Year            Period
                                                       Months Ended     Months Ended        Ended            Ended
                                                       September 30,      March 31,       October 31,      October 31,
                                                           2001             2001             2000            1999(1)
                                                           ----             ----             ----            -------
Increase in net assets from operations:
Net investment income                                  $   9,829,031    $  11,694,174    $  20,954,019    $   3,093,838
Net realized gain on investments                              27,416               --               --               --
                                                       -------------    -------------    -------------    -------------
Net increase in net assets resulting from operations       9,856,447       11,694,174       20,954,019        3,093,838
                                                       -------------    -------------    -------------    -------------
Distributions to shareholders:
Net investment income
  Class A                                                 (9,553,947)     (11,319,230)     (19,815,480)      (3,055,168)
  Class B                                                    (38,522)         (61,692)        (135,706)          (7,890)
  Class C                                                    (35,719)         (47,516)         (53,814)          (5,583)
  Class I                                                   (235,561)        (258,718)        (946,158)          (5,232)
  Class X                                                         --               --          (22,875)         (19,965)
                                                       -------------    -------------    -------------    -------------
Total distributions                                       (9,863,749)     (11,687,156)     (20,974,033)      (3,093,838)
                                                       -------------    -------------    -------------    -------------
Capital Share Transactions:
Net proceeds from sale of shares                         441,973,081      434,532,850      937,201,052      332,232,395
Shares resulting from dividend reinvestments               9,686,897       11,459,544       20,538,703        3,048,253
                                                       -------------    -------------    -------------    -------------
                                                         451,659,978      445,992,394      957,739,755      335,280,648
Cost of shares redeemed                                 (403,201,102)    (372,069,868)    (733,044,049)    (102,129,030)
                                                       -------------    -------------    -------------    -------------
Net increase in net assets resulting from
 capital share transactions                               48,458,876       73,922,526      224,695,706      233,151,618
                                                       -------------    -------------    -------------    -------------
Net increase in net assets                                48,451,574       73,929,544      224,675,692      233,151,618
                                                       -------------    -------------    -------------    -------------
Net assets, beginning of period                          531,763,997      457,834,453      233,158,761            7,143
                                                       -------------    -------------    -------------    -------------
Net assets, end of period                              $ 580,215,571    $ 531,763,997    $ 457,834,453    $ 233,158,761
                                                       =============    =============    =============    =============
Undistributed (distributions in excess of) net
 investment income                                     $     (27,700)   $       7,018    $          --    $      20,014
                                                       =============    =============    =============    =============

----------
(1)  The Fund commenced operations on December 15, 1998.

                 See Accompanying Notes to Financial Statements

            FINANCIAL HIGHLIGHTS PILGRIM GNMA INCOME FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                     Class Q
                                                          ----------------------------
                                                           Six Months     February 26,
                                                             Ended         2001(1) to
                                                          September 30,     March 31,
                                                              2001            2001
                                                              ----            ----
Per Share Operating Performance:
 Net asset value, beginning of period                $        8.63            8.51
 Income from investment operations:
 Net investment income                               $        0.23            0.04
 Net realized and unrealized gain on investments     $        0.24            0.08
 Total from investment operations                    $        0.47            0.12
 Less distributions from:
 Net investment income                                        0.24              --
 Total distributions                                          0.24              --
 Net asset value, end of period                      $        8.86            8.63
 Total Return(2):                                    %        5.48            1.41

Ratios/Supplemental Data:
 Net assets, end of period (000's)                   $         804             476
 Ratios to average net assets:
 Expenses(3)                                         %        1.22            1.14
 Net investment income(3)                            %        5.55            5.42
 Portfolio turnover                                  %          45              33

----------
(1)  Commencement of offering shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS PILGRIM STRATEGIC INCOME FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                            Class Q
                                                              ------------------------------------------------------------------
                                                               Six Months     Nine Months     Year     Three Months     July 27
                                                                 Ended           Ended       Ended        Ended       1998(1) to
                                                              September 30,    March 31,    June 30,     June 30,      March 31,
                                                                  2001          2001(6)       2000        1999(2)        1999
                                                                  ----          -------       ----        -------        ----
Per Share Operating Performance:
 Net asset value, beginning of period                   $         11.18          11.45        11.99        12.26         12.43
 Income from investment operations:
 Net investment income                                  $          0.42           0.50         0.94         0.25          0.48
 Net realized and unrealized loss on investments        $         (0.40)         (0.17)       (0.54)       (0.38)        (0.04)
 Total from investment operations                       $          0.02           0.33         0.40       (0.13)          0.44
 Less distributions from:
 Net investment income                                  $          0.39           0.60         0.94         0.14          0.50
 Net realized gains on investments                      $            --             --           --           --          0.11
 Total distributions                                    $          0.39           0.60         0.94         0.14          0.61
 Net asset value, end of period                         $         10.81          11.18        11.45        11.99         12.26
 Total Return(3):                                       %          0.22           3.00         3.55         1.16          5.78

Ratios/Supplemental Data:
 Net assets, end of period (000's)                      $           302            236          228          171           314
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)         %          0.77           1.00         0.86         0.71          0.69
 Gross expenses prior to expense reimbursement(4)       %          1.16           2.06         2.54         1.37          1.74
 Net investment income (loss) after expense reimburse-
 ment(4)(5)                                             %          7.78           7.17         7.79         6.07          6.03
 Portfolio turnover rate                                %            72            132          168           69           274

----------
(1)  The Fund commenced operations on July 27, 1998.
(2) Effective May 24, 1999, Pilgrim Investments, LLC, became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(6)  The Fund changed its fiscal year end to March 31.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS PILGRIM HIGH YIELD FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                              Class Q
                                                                       ------------------------------------------------------
                                                                          Six Months    Nine Months     Year     From June 17
                                                                            Ended          Ended       Ended     1999(1) thru
                                                                        September 30,    March 31,    June 30,     June 30,
                                                                            2001         2001(5)(6)     2000         1999
                                                                            ----         ----------     ----         ----
Per Share Operating Performance:
 Net asset value, beginning of period                             $         3.89            5.60        5.93         5.91
 Income (loss) from investment operations:
 Net investment income                                            $         0.07            0.11        0.60         0.02
 Net realized and unrealized gain (loss) on investments           $        (0.36)          (1.39)      (0.33)          --
 Total from investment operations                                 $        (0.29)          (1.28)      (0.27)        0.02
 Less distributions from:
 Net investment income                                            $         0.25            0.43        0.60           --
 Total distributions                                              $         0.25            0.43        0.60           --
 Net asset value, end of period                                   $         3.35            3.89        5.60         5.93
 Total Return(2):                                                 %        (8.25)         (23.11)      (5.29)        0.34

Ratios/Supplemental Data:
 Net assets, end of period (000's)                                $            3              --          --           --
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                   %         1.06            1.07        1.05           --
 Gross expenses prior to expense reimbursement(3)                 %         1.06            1.16        1.17           --
 Net investment income (loss) after expense reimbursement(3)(4)   %        10.55           10.61       10.41           --
 Portfolio turnover rate                                          %           55             100          89          184

----------
(1)  Commencement of offering shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(5)  The Fund changed its fiscal year end to March 31.
(6) Per share calculations for the period were based on average shares outstanding.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS PILGRIM HIGH YIELD FUND II (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                          Class Q
                                                        ---------------------------------------------------------------------------
                                                         Six Months    Nine Months     Year    Three Months     Year      March 27,
                                                           Ended          Ended       Ended        Ended       Ended     1998(1) to
                                                        September 30,    March 31,   June 30,     June 30,    March 31,   March 31,
                                                            2001          2001(6)      2000       1999(2)       1999        1998
                                                            ----          -------      ----       -------       ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period              $        8.71           10.82       11.59       11.68        12.72       12.70
 Income (loss) from investment operations:
 Net investment income                             $        0.46            0.83        1.20        0.30         1.16        0.01
 Net realized and unrealized gain
  (loss) on investments                            $       (1.27)          (2.07)      (0.76)      (0.11)       (1.01)       0.01
 Total from investment operations                  $       (0.81)          (1.24)       0.44        0.19         0.15        0.02
 Less distributions from:
 Net investment income                             $        0.56            0.87        1.21        0.28         1.19          --
 Total distributions                               $        0.56            0.87        1.21        0.28         1.19          --
 Net asset value, end of period                    $        7.34            8.71       10.82       11.59        11.68       12.72
 Total Return(3):                                  %       (9.68)         (11.80)       4.04        1.63         1.40        0.16

Ratios/Supplemental Data:
 Net assets, end of period (000's)                 $       2,425           3,041       6,882       3,229        6,502         567
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)    %        1.00            1.00        1.08        0.90         0.87        0.97
 Gross expenses prior to expense reimbursement(4)  %        1.16            1.22        1.27        1.17         1.28        0.97
 Net investment income after expense
  reimbursement(4)(5)                              %       11.39           11.28       10.73        9.88        10.01        7.53
 Portfolio turnover rate                           %          50             113         113          44          242         484

----------
(1)  The Fund commenced operations on March 27, 1998.
(2) Effective May 24, 1999, Pilgrim Investments, LLC, became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses
(6)  The Fund changed its fiscal year end to March 31.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS ING PILGRIM MONEY MARKET FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                            Class I
                                                                   -------------------------------------------------------
                                                                    Six Months     Five Months      Year         Period
                                                                      Ended           Ended        Ended         Ended
                                                                   September 30,    March 31,    October 31,   October 31,
                                                                       2001          2001(4)        2000         1999(1)
                                                                       ----          -------        ----         -------
Per Share Operating Performance:
 Net asset value, beginning of period                       $          1.00           1.00          1.00          1.00
 Income from investment operations:
 Net investment income                                      $          0.02           0.02          0.06            --
 Total from investment operations                           $          0.02           0.02          0.06            --
 Less distributions from:
 Net investment income                                      $          0.02           0.02          0.06            --
 Total distributions                                        $          0.02           0.02          0.06            --
 Net asset value, end of period                             $          1.00           1.00          1.00          1.00
 Total Return(2):                                           %          2.18           2.46          6.19          0.28

Ratios/Supplemental Data:
 Net assets, end of period (000's)                          $        11,054         10,816        12,061         1,906
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)             %          0.31           0.31          0.28          0.31
 Gross expenses prior to expense reimbursement(3)           %          0.43           0.55          0.41          0.59
 Net investment income after expense reimbursement(3)(5)    %          4.11           6.08          5.96          5.29

----------
(1)  Commenced operations on October 13, 1999.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to March 31.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

       NOTES TO FINANCIAL STATEMENTS as of September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

Organization. Pilgrim GNMA Income Fund, Inc., Pilgrim Funds Trust ("PFT"), Pilgrim Mutual Funds ("PMF") and Pilgrim Investment Funds, Inc. ("PIF") are each open-end investment management companies registered under the Investment Company Act of 1940, as amended.

Pilgrim GNMA Income Fund ("GNMA Fund") is the single series of Pilgrim GNMA Income Fund, Inc., a Maryland Corporation organized on August 15, 1973.

PFT is a Delaware business trust established July 30, 1998 and consists of twelve separately managed portfolios. The one Portfolio in this report is ING Pilgrim Money Market Fund.

PMF is a Delaware business trust organized in 1992 and consists of twelve separately managed portfolios. Two of the Portfolios in this report are Pilgrim Strategic Income Fund ("Strategic Income Fund") and Pilgrim High Yield Fund II ("High Yield Fund II").

PIF is a Maryland Corporation organized in July 1969 and consists of two separately managed portfolios. One of the Portfolios in this report is the Pilgrim High Yield Fund ("High Yield Fund").

The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers at least four of the following classes of shares: Class A, Class B, Class C, Class I, Class M, Class Q and Class T. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

On September 1, 2000, ING Group N.V. (NYSE:ING) acquired ReliaStar Financial Corp., the indirect parent company of Pilgrim Investments, Inc., Adviser to some of the Funds, Pilgrim Securities, Inc., Distributor to the Funds and Pilgrim Group, Inc., Administrator to the Funds. In conjunction with the acquistions, the Adviser, Distributor and Administrator changed their names to ING Pilgrim Investments, Inc., ING Pilgrim Securities, Inc. and ING Pilgrim Group, Inc., respectively, effective September 8, 2000. Effective February 26, 2001, ING Pilgrim Investments, Inc. was merged into the newly formed ING Pilgrim Investments, LLC. Effective February 27, 2001, ING Pilgrim Group, Inc. was merged into the newly formed ING Pilgrim Group, LLC ("IPG").

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities are valued at bid prices (High Yield Fund, including securities sold short, is valued at the mean between the bid and ask prices) obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. Government obligations are valued by using market

--------------------------------------------------------------------------------

     quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investment in the Primary Reserve Institutional Fund is valued at the net asset value as reported by the underlying Fund. Investments in securities maturing in less than 60 days are valued at cost, which, when combined with accrued interest, approximates market value.

     At September 30, 2001, Strategic Income Fund, High Yield Fund and High Yield Fund II contained, four, three and ten securities, respectively, for which bid prices obtained from one or more dealers making markets in the securities were adjusted based on the Funds' valuation procedures. These securities had a total value of $942,659 (represents 1.76% of net assets), $5,672,750 (represents 3.38% of net assets) and $2,658,856 (represents 1.13% of net assets), for the Strategic Income Fund, High Yield Fund and High Yield Fund II, respectively. In addition, at September 30, 2001, the High Yield Fund II contained eleven securities for which market quotations were not readily available and which were valued at their fair value as determined in good faith and in accordance with policies set by the Board of Directors. These securities had a total value of $3,606,460 (represents 1.54% of net assets) for the High Yield Fund II.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

          (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.
          (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities' current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and

--------------------------------------------------------------------------------

     prices more volatile than those of comparable U.S. companies and the U.S. Government.

D. Foreign Currency Transactions. Certain funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-date. High Yield Fund II and ING Pilgrim Money Market Fund declare and become ex-dividend daily and pay dividends monthly. GNMA Fund, Strategic Income Fund and High Yield Fund declare and become ex-dividend monthly and pay dividends monthly. Each Fund distributes capital gains, to the extent available, annually.

     The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, organization costs and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes, are reported as distributions in excess of net investment income and/or net realized capital gains. To the extent distributions exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

F. Federal Income Taxes. It is the policy of the Funds to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Board of Directors/Trustees intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

G. Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and

--------------------------------------------------------------------------------

     expenses to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

H. Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities with market values equal to at least 100% of the amount being invested by the Fund. If the seller defaults, a Fund may incur a delay in the realization of proceeds, it may incur a loss if the value of the collateral securing the repurchase agreement declines, and it may incur disposition costs in liquidating the collateral.

I. Securities Lending. Each Fund had the option to temporarily loan 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash, letters of credit or U.S. Government securities.

J. Equalization. High Yield Fund follows the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of purchases of Fund shares, equivalent on a per share basis to the amount of distributable investment income on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed investment income per share is unaffected by sales or redemptions of Fund shares.

K. Principles of Presentation. Certain reclassifications have been made to the prior period financial statements to conform to the current year presentation.

L. Recently Issued Accounting Standards. In November 2000, a revised AICPA Audit and Accounting Guide (the "Guide"), Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires Funds to classify gains and losses realized on principal paydowns received on mortgaged-backed securities previously included in realized gains/loss, as part of interest income. Adopting this principle does not affect the Funds' net asset value but does change the classification between interest income and realized gain/loss in the statements of operations. The adoption of this princple is not material to the financial statements.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the six-month period ended September 30, 2001, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                          Purchases        Sales
                          ---------        -----
GNMA Fund               $         --   $         --
Strategic Income Fund     13,510,349     10,539,104
High Yield Fund           99,058,112    116,586,095
High Yield Fund II       126,056,485    148,191,583

U.S. Government Securities not included above were as follows:

                          Purchases        Sales
                          ---------        -----
GNMA Fund               $371,092,640   $248,887,267
Strategic Income Fund     26,037,731     26,034,102
High Yield Fund                   --             --
High Yield Fund II                --             --

--------------------------------------------------------------------------------

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

GNMA Income Fund, Strategic Income Fund, High Yield Fund and High Yield Fund II have entered into an Investment Management Agreement with ING Pilgrim Investments, LLC (the "Manager", the "Investment Manager" or the "Adviser"), a wholly-owned subsidiary of ING Groep N.V. ING Mutual Funds Management, LLC served as the manager of the ING Pilgrim Money Market Fund pursuant to an Investment Management Agreement. On April 30, 2001 ING Mutual Funds Management, LLC merged into ING Pilgrim Investments, LLC. All contracts, obligations and assets of ING Mutual Funds Management, LLC were assumed by ING Pilgrim Investments, LLC pursuant to the merger. The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For GNMA Income Fund -- 0.60% for the first $150 million, 0.50% of the next $250 million, 0.45% of the next $400 million and 0.40% in excess of $800 million; for Strategic Income Fund -- 0.45% for the first $500 million, 0.40% of the next $250 million and 0.35% in excess of $750 million; for High Yield Fund and High Yield Fund II -- 0.60%; for ING Pilgrim Money Market Fund -- 0.25%.

The fees payable to the Manager were discounted for the ING Pilgrim Money Market Fund by 75% in the Fund's first year of operations, and by 50% in the Fund's second year of operations.

IPG (the "Administrator"), serves as administrator to each Fund. The GNMA Income Fund pays the Administrator a fee calculated at an annual rate of 0.10% of it's average daily net assets.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Pilgrim Securities, Inc. (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds' shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following annual rates:

                                   Class A     Class B     Class C     Class I     Class M     Class Q     Class T
                                   -------     -------     -------     -------     -------     -------     -------
GNMA Fund                           0.25%       1.00%       1.00%        N/A        0.75%       0.25%       0.65%
Strategic Income Fund               0.35%       0.75%       0.75%        N/A         N/A        0.25%         N/A
High Yield Fund                     0.25%       1.00%       1.00%        N/A        0.75%       0.25%         N/A
High Yield Fund II                  0.35%       1.00%       1.00%        N/A         N/A        0.25%       0.65%
ING Pilgrim Money Market Fund       0.75%       1.00%       1.00%        N/A         N/A         N/A          N/A

During the six-month period ended September 30, 2001, the Distributor waived 0.40% of the Distribution Fee for ING Pilgrim Money Market Fund for Class A only.

In addition, each of the Funds has entered into a Service Agreement with IPG whereby IPG will act as Shareholder Service Agent for each Fund. The agreement provides that IPG will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services.

For the six-month period ended September 30, 2001, the Distributor has retained $57,751 as sales charges from the proceeds of Class A Shares sold, $17,121 from the proceeds of Class C Shares redeemed, and $38 from the proceeds of Class M Shares sold.

--------------------------------------------------------------------------------

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At September 30, 2001, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

                                                                     Accrued
                                   Accrued                         Shareholder
                                  Investment        Accrued        Services and
                                  Management     Administrative    Distribution
                                     Fees             Fees             Fees             Total
                                   --------         --------         --------         --------
GNMA Fund                          $252,501         $ 49,813         $182,459         $484,773
Strategic Income Fund                19,556               --           28,933           48,489
High Yield Fund                      91,638               --          175,964          267,602
High Yield Fund II                  127,177               --          176,672          303,849
ING Pilgrim Money Market Fund       114,582            1,011          180,441          296,034

At September 30, 2001, ING America Insurance Holdings, Inc., a wholly-owned indirect subsidiary of ING Groep N.V., held 36.5% of the shares outstanding of Strategic Income Fund. Investment activities of this shareholder could have a material impact on the Fund.

NOTE 7 -- TRANSFER AGENT FEES

Expenses associated with transfer agent services are allocated to each class of shares of the Funds based on actual charges incurred.

For the six-month period ended September 30, 2001, transfer agent fees and expenses were:

                                Class A    Class B    Class C    Class I    Class M    Class Q    Class T     Total
                                -------    -------    -------    -------    -------    -------    -------     -----
GNMA Fund                       $318,390   $ 35,760   $ 11,958   $    --    $   183    $   172    $11,067   $377,530
Strategic Income Fund             36,593      8,565      4,696        --         --        114         --     49,968
High Yield Fund                   39,820     94,077      3,886        --      4,615         --         --    142,398
High Yield Fund II                47,616    146,226     26,658        --         --      1,754     13,930    236,184
ING Pilgrim Money Market Fund    360,657      1,782      1,603       772         --         --         --    364,814

NOTE 8 -- EXPENSE LIMITATIONS

For the following Funds, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the following annual expenses to average daily net assets ratios:

                                Class A    Class B    Class C    Class I    Class M    Class Q    Class T
                                -------    -------    -------    -------    -------    -------    -------
GNMA Fund                        1.29%      2.04%      2.04%       N/A        N/A       1.29%       N/A
Strategic Income Fund            0.95%      1.35%      1.35%       N/A        N/A       0.85%       N/A
High Yield Fund                  1.10%      1.85%      1.85%       N/A       1.60%      1.10%       N/A
High Yield Fund II               1.10%      1.75%      1.75%       N/A        N/A       1.00%      1.40%
ING Pilgrim Money Market Fund    0.77%      1.41%      1.41%      0.31%       N/A        N/A        N/A

Each Fund will at a later date reimburse the Investment Manager for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund.

NOTE 9 -- LINE OF CREDIT

Strategic Income Fund, High Yield Fund, High Yield Fund II and ING Pilgrim Money Market Fund in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During the six-month period ended September 30, 2001, the Funds did not have any loans outstanding.

--------------------------------------------------------------------------------

NOTE 10 -- WHEN ISSUED SECURITIES (GNMA FUND)

The GNMA Fund, at times, may purchase GNMA certificates on a delayed delivery, forward or when-issued basis with payment and delivery often taking place a month or more after the initiation of the transaction. It is the Fund's policy to record when-issued GNMA certificates (and the corresponding obligation to pay for the securities) at the time the purchase commitment becomes fixed -- generally on the trade date. It is also the Fund's policy to segregate assets to cover its commitments for when-issued securities on trade date.

NOTE 11 -- CONSTRUCTION LOAN SECURITIES (GNMA FUND)

The GNMA Fund may purchase construction loan securities, which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

NOTE 12 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                                             Class A Shares
                                    ----------------------------------------------------------------
                                        Six             Three
                                    Months Ended     Months Ended      Year Ended       Year Ended
                                    September 30,      March 31,      December 31,     December 31,
                                        2001             2001             2000              1999
                                        ----             ----             ----              ----
GNMA Fund
 (Number of Shares)
Shares sold                            32,808,854        9,936,676       15,011,381       26,323,658
Shares issued in merger                        --        6,943,491               --               --
Shares issued as reinvestment of
 dividends                              1,326,175          578,344        2,343,091        2,253,632
Shares redeemed                       (29,499,187)      (9,201,160)     (20,138,470)     (14,047,603)
                                    -------------    -------------    -------------    -------------
Net increase (decrease) in shares
 outstanding                            4,635,842        8,257,351       (2,783,998)      14,529,687
                                    =============    =============    =============    =============
GNMA Fund ($)
Shares sold                         $ 282,798,234    $  84,029,800    $ 122,250,526    $ 220,636,961
Shares issued in merger                        --       59,085,277               --               --
Shares issued as reinvestment of
 dividends                             11,367,116        4,895,626       19,042,463       18,731,683
Shares redeemed                      (254,484,462)     (78,707,194)    (163,634,919)    (117,150,009)
                                    -------------    -------------    -------------    -------------
Net increase (decrease)             $  39,680,888    $  69,303,509    $ (22,341,930)   $ 122,218,635
                                    =============    =============    =============    =============

                                                   Class B Shares                                  Class C Shares
                                    --------------------------------------------    --------------------------------------------
                                        Six             Three                           Six            Three
                                    Months Ended    Months Ended    Period Ended    Months Ended    Months Ended    Period Ended
                                    September 30,     March 31,     December 31,    September 30,     March 31,     December 31,
                                        2001            2001           2000(1)          2001            2001           2000(2)
                                        ----            ----           -------          ----            ----           -------
GNMA Fund
 (Number of Shares)
Shares sold                            2,953,662       1,097,963         103,659       2,278,229         923,217         243,137
Shares issued in merger                       --       4,553,567              --              --         673,255              --
Shares issued as reinvestment of
 dividends                                78,078           1,539             455          26,769           2,350           1,667
Shares redeemed                       (1,049,254)       (249,233)           (977)       (984,523)       (220,849)        (26,606)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                           1,982,486       5,403,836         103,137       1,320,475       1,377,973         218,198
                                    ============    ============    ============    ============    ============    ============
GNMA Fund ($)
Shares sold                         $ 25,499,957    $  8,930,188    $    858,288    $ 19,645,649    $  7,833,790    $  2,009,330
Shares issued in merger                       --      38,677,635              --              --       5,719,720              --
Shares issued as reinvestment of
 dividends                               667,748          13,021           3,763         229,166          19,843          13,770
Shares redeemed                       (8,996,131)     (2,134,765)         (8,207)     (8,449,793)     (1,879,617)       (221,792)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)             $ 17,171,574    $ 45,486,079    $    853,844    $ 11,425,022    $ 11,693,736    $  1,801,308
                                    ============    ============    ============    ============    ============    ============

                                            Class M Shares                  Class Q Shares                  Class T Shares
                                    ----------------------------    ----------------------------    ----------------------------
                                        Six                             Six                             Six
                                    Months Ended    Period Ended    Months Ended    Period Ended    Months Ended    Period Ended
                                    September 30,     March 31,     September 30,     March 31,     September 30,     March 31,
                                        2001           2001(3)          2001            2001(3)         2001            2001(3)
                                        ----           -------          ----            -------         ----            -------
GNMA Fund
 (Number of Shares)
Shares sold                               14,546              --          43,191           7,106             172           1,580
Shares issued in merger                       --          34,197              --          50,391              --       2,061,429
Shares issued as reinvestment of
 dividends                                   626              --           1,680              --          40,677              --
Shares redeemed                           (4,516)         (5,567)         (9,148)         (2,397)       (409,703)        (17,618)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                              10,656          28,630          35,723          55,100        (368,854)      2,045,391
                                    ============    ============    ============    ============    ============    ============
GNMA Fund ($)
Shares sold                         $    126,920    $         --    $    374,339    $     54,840    $      1,501    $     13,580
Shares issued in merger                       --         311,809              --         428,802              --      17,054,525
Shares issued as reinvestment of
 dividends                                 5,367              --          14,407              --         348,564              --
Shares redeemed                          (38,760)        (47,654)        (78,308)        (20,517)     (3,515,526)       (151,310)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)             $     93,527    $    264,155    $    310,438    $    463,125    $ (3,165,461)   $ 16,916,795
                                    ============    ============    ============    ============    ============    ============

----------
(1)  Class B commenced operations on October 6, 2000.
(2)  Class C commenced operations of October 13, 2000.
(3)  Class M, Q and T commenced operations on February 26, 2001.

--------------------------------------------------------------------------------

                                                   Class A Shares                                  Class B Shares
                                    --------------------------------------------    --------------------------------------------
                                         Six            Nine                            Six             Nine
                                    Months Ended    Months Ended     Year Ended     Months Ended    Months Ended     Year Ended
                                    September 30,     March 31,       June 30,      September 30,     March 31,        June 30,
                                        2001            2001            2000            2001            2001             2000
                                        ----            ----            ----            ----            ----             ----
Strategic Income Fund
 (Number of Shares)
Shares sold                            1,398,724         518,725         604,669         341,482         408,264         235,490
Shares issued in merger                       --       3,150,703              --              --          92,272              --
Shares issued as reinvestment of
 dividends                               100,219           4,630          11,483          13,450           4,913          16,764
Shares redeemed                       (1,545,486)       (583,744)       (607,655)       (178,780)       (112,217)       (333,238)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                             (46,543)      3,090,314           8,497         176,152         393,232         (80,984)
                                    ============    ============    ============    ============    ============    ============
Strategic Income Fund ($)
Shares sold                         $ 16,012,509    $  7,106,388    $  7,329,922    $  3,813,214    $  4,695,326    $  2,807,321
Shares issued in merger                       --      37,188,186              --              --       1,064,000              --
Shares issued as reinvestment of
 dividends                             1,146,094          54,593         139,358         150,343          56,288         199,456
Shares redeemed                      (17,692,223)     (6,920,354)     (7,363,256)     (1,999,537)     (1,297,614)     (3,971,439)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)             $   (533,620)   $ 37,428,813    $    106,024    $  1,964,020    $  4,518,000    $   (964,662)
                                    ============    ============    ============    ============    ============    ============

                                                   Class C Shares                                  Class Q Shares
                                    -------------------------------------------     --------------------------------------------
                                         Six            Nine                            Six             Nine
                                    Months Ended    Months Ended     Year Ended     Months Ended    Months Ended     Year Ended
                                    September 30,     March 31,       June 30,      September 30,     March 31,       June 30,
                                        2001            2001            2000            2001            2001            2000
                                        ----            ----            ----            ----            ----            ----
Strategic Income Fund
 (Number of Shares)
Shares sold                              385,995         546,942         594,925         152,221          38,536           5,652
Shares issued in merger                       --           3,821              --              --              --              --
Shares issued as reinvestment of
 dividends                                 5,706           3,185          11,584             779             462           1,233
Shares redeemed                         (373,355)       (445,234)       (905,931)       (146,206)        (37,766)         (1,293)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                              18,346         108,714        (299,422)          6,794           1,232           5,592
                                    ============    ============    ============    ============    ============    ============
Strategic Income Fund ($)
Shares sold                         $  4,499,605    $  6,606,970    $  7,361,851    $  1,636,404    $    429,146    $     64,150
Shares issued in merger                       --          46,034              --              --              --              --
Shares issued as reinvestment of
 dividends                                66,742          38,209         143,424           8,428           5,116          14,212
Shares redeemed                       (4,351,034)     (5,322,378)    (11,234,101)     (1,576,907)       (418,017)        (14,990)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)             $    215,313    $  1,368,835    $ (3,728,826)   $     67,925    $     16,245    $     63,372
                                    ============    ============    ============    ============    ============    ============

                                                 Class A Shares                                     Class B Shares
                                 -----------------------------------------------    -----------------------------------------------
                                     Six              Nine                              Six              Nine
                                 Months Ended     Months Ended      Year Ended      Months Ended     Months Ended      Year Ended
                                 September 30,      March 31,        June 30,       September 30,      March 31,         June 30,
                                     2001             2001             2000             2001             2001              2000
                                     ----             ----             ----             ----             ----              ----
High Yield Fund
 (Number of Shares)
Shares sold                         25,218,760       15,745,272       18,403,831        3,062,450        5,309,475       10,007,643
Shares issued as reinvestment
 of dividends                          380,666          646,613          992,628          625,056          995,556        1,441,815
Shares redeemed                    (26,550,084)     (19,153,331)     (24,529,807)      (5,682,762)      (9,975,735)     (15,933,643)
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                   (950,658)      (2,761,446)      (5,133,348)      (1,995,256)      (3,670,704)      (4,484,185)
                                 =============    =============    =============    =============    =============    =============
High Yield Fund ($)
Shares sold                      $  93,586,499    $  66,608,855    $  97,912,317    $  11,323,869    $  22,503,028    $  55,282,605
Shares issued as reinvestment
 of dividends                        1,414,247        2,819,377        5,460,638        2,315,741        4,335,584        7,894,426
Shares redeemed                    (97,679,969)     (82,304,218)    (131,398,105)     (20,712,372)     (43,506,185)     (86,943,865)
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)          $  (2,679,223)   $ (12,875,986)   $ (28,025,150)   $  (7,072,762)   $ (16,667,573)   $ (23,766,834)
                                 =============    =============    =============    =============    =============    =============

                                                   Class C Shares
                                    --------------------------------------------
                                        Six             Nine
                                    Months Ended    Months Ended     Year Ended
                                    September 30,     March 31,       June 30,
                                        2001            2001            2000
                                        ----            ----            ----
High Yield Fund
 (Number of Shares)
Shares sold                              255,022       2,026,872       2,837,111
Shares issued as reinvestment of
 dividends                                28,298          34,886          28,522
Shares redeemed                         (410,558)     (1,825,857)     (1,778,397)
                                    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                            (127,238)        235,901       1,087,236
                                    ============    ============    ============
High Yield Fund ($)
Shares sold                         $    953,588    $  9,115,727    $ 15,174,843
Shares issued as reinvestment of
 dividends                               104,688         151,350         153,864
Shares redeemed                       (1,470,835)     (8,303,880)     (9,243,746)
                                    ------------    ------------    ------------
Net increase (decrease)             $   (412,559)   $    963,197    $  6,084,961
                                    ============    ============    ============

--------------------------------------------------------------------------------

                                                   Class M Shares                                  Class Q Shares
                                    --------------------------------------------    -------------------------------------------
                                        Six             Nine                            Six            Nine
                                    Months Ended    Months Ended     Year Ended     Months Ended   Months Ended     Year Ended
                                    September 30,     March 31,       June 30,      September 30,    March 31,       June 30,
                                        2001            2001            2000            2001           2001            2000
                                        ----            ----            ----            ----           ----            ----
High Yield Fund
 (Number of Shares)
Shares sold                               15,815          95,583         127,747             816          3,863              --
Shares issued as reinvestment
 of dividends                             50,181         101,388         188,400              --            218              --
Shares redeemed                         (299,912)       (909,049)     (1,858,983)             --         (4,080)             --
                                    ------------    ------------    ------------    ------------   ------------    ------------
Net increase (decrease) in shares
 outstanding                            (233,916)       (712,078)     (1,542,836)            816              1              --
                                    ============    ============    ============    ============   ============    ============
High Yield Fund ($)
Shares sold                         $     57,897    $    395,381    $    705,631    $      2,873   $     19,119    $         --
Shares issued as reinvestment
 of dividends                            186,495         444,144       1,036,966               1            957               2
Shares redeemed                       (1,096,843)     (3,916,982)    (10,086,399)             --        (15,911)             --
                                    ------------    ------------    ------------    ------------   ------------    ------------
Net increase (decrease)             $   (852,451)   $ (3,077,457)   $ (8,343,802)   $      2,874   $      4,165    $          2
                                    ============    ============    ============    ============   ============    ============

                                                Class A Shares                                     Class B Shares
                                -----------------------------------------------    -----------------------------------------------
                                    Six              Nine                              Six              Nine
                                Months Ended     Months Ended       Year Ended     Months Ended     Months Ended       Year Ended
                                September 30,      March 31,         June 30,      September 30,      March 31,         June 30,
                                    2001             2001              2000            2001             2001              2000
                                    ----             ----              ----            ----             ----              ----
High Yield Fund II
 (Number of Shares)
Shares sold                         4,114,384        3,446,818        2,024,176        1,280,144        1,020,908          696,890
Shares issued in merger                    --        3,571,051        1,920,197               --       12,288,479        6,815,662
Shares issued as reinvestment
 of dividends                         219,405          147,603           85,848          393,820          217,419          173,796
Shares redeemed                    (4,323,218)      (3,995,119)      (2,296,078)      (2,344,262)      (2,284,363)      (1,757,346)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                    10,571        3,170,353        1,734,143         (670,298)      11,242,443        5,929,002
                                =============    =============    =============    =============    =============    =============
High Yield Fund II ($)
Shares sold                     $  33,651,807    $  68,146,350    $  22,289,353    $  10,479,392    $ 118,247,344    $   7,778,149
Shares issued in merger                    --       31,382,187       21,258,924               --      108,181,979       75,437,662
Shares issued as reinvestment
 of dividends                       1,759,272        1,393,773          948,687        3,166,599        2,064,653        1,923,761
Shares redeemed                   (35,019,172)     (37,459,282)     (25,459,352)     (19,136,585)     (21,596,811)     (19,459,549)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)         $     391,907    $  63,463,028    $  19,037,612    $  (5,490,594)   $ 206,897,165    $  65,680,023
                                =============    =============    =============    =============    =============    =============

                                                   Class C Shares                                 Class Q Shares
                                    --------------------------------------------    --------------------------------------------
                                        Six             Nine                            Six             Nine
                                    Months Ended    Months Ended     Year Ended     Months Ended    Months Ended     Year Ended
                                    September 30,     March 31,       June 30,      September 30,     March 31,       June 30,
                                        2001            2001            2000            2001            2001            2000
                                        ----            ----            ----            ----            ----            ----
High Yield Fund II
 (Number of Shares)
Shares sold                              559,930       1,019,125         835,807         334,406         953,432       1,176,601
Shares issued in merger                       --       2,033,709         876,081              --              --              --
Shares issued as reinvestment of
 dividends                                75,756          38,546          60,087          17,322          30,998          38,331
Shares redeemed                       (1,052,151)     (1,406,811)     (1,223,652)       (370,340)     (1,271,213)       (857,666)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                            (416,465)      1,684,569         548,323         (18,612)       (286,783)        357,266
                                    ============    ============    ============    ============    ============    ============
High Yield Fund II ($)
Shares sold                         $  4,652,720    $ 29,857,628    $  9,284,852    $  2,724,533    $  8,874,061    $ 12,941,570
Shares issued in merger                       --      17,904,896       9,698,640              --              --              --
Shares issued as reinvestment of
 dividends                               609,073         365,478         667,948         138,706         300,645         431,200
Shares redeemed                       (8,584,106)    (13,234,360)    (13,540,976)     (2,953,918)    (12,170,488)     (9,622,674)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)             $ (3,322,313)   $ 34,893,642    $  6,110,464    $    (90,679)   $ (2,995,782)   $  3,750,096
                                    ============    ============    ============    ============    ============    ============

                                                  Class T Shares
                                    --------------------------------------------
                                        Six             Nine
                                    Months Ended    Months Ended    Period Ended
                                    September 30,     March 31,        June 30,
                                        2001            2001           2000(1)
                                        ----            ----           -------
High Yield Fund II
 (Number of Shares)
Shares sold                                5,001           3,731          42,193
Shares issued in merger                       --              --       3,237,823
Shares issued as reinvestment of
 dividends                                82,830         115,386          45,794
Shares redeemed                         (477,927)       (890,992)       (426,380)
                                    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                            (390,096)       (771,875)      2,899,430
                                    ============    ============    ============
High Yield Fund II ($)
Shares sold                         $     39,975    $     36,929    $    467,407
Shares issued in merger                       --              --      35,837,128
Shares issued as reinvestment of
 dividends                               666,279       1,098,699         495,594
Shares redeemed                       (3,924,537)     (8,630,230)     (4,680,068)
                                    ------------    ------------    ------------
Net increase (decrease)             $ (3,218,283)   $ (7,494,602)   $ 32,120,061
                                    ============    ============    ============

----------
(1)  Class T Shares commenced operations on March 31, 2000.

--------------------------------------------------------------------------------

                                                           Class A Shares
                                    ----------------------------------------------------------------
                                        Six               Five
                                    Months Ended      Months Ended     Year Ended      Period Ended
                                    September 30,       March 31,      October 31,      October 31,
                                        2001              2001             2000           1999(1)
                                        ----              ----             ----           -------
ING Pilgrim Money Market Fund
 (Number of Shares)
Shares sold                           441,769,605      431,641,207      880,095,214      325,378,899
Shares issued as reinvestment of
 dividends                              9,378,217       11,100,736       19,495,251        3,010,550
Shares redeemed                      (401,688,065)    (367,751,613)    (687,044,099)    (100,268,229)
                                    -------------    -------------    -------------    -------------
Net increase (decrease) in shares
 outstanding                           49,459,757       74,990,330      212,546,366      228,121,220
                                    =============    =============    =============    =============
ING Pilgrim Money Market Fund ($)
Shares sold                         $ 441,769,362    $ 431,641,207    $ 880,095,214    $ 325,378,899
Shares issued as reinvestment of
 dividends                              9,378,217       11,100,736       19,495,251        3,010,550
Shares redeemed                      (401,688,065)    (367,751,613)    (687,044,099)    (100,268,229)
                                    -------------    -------------    -------------    -------------
Net increase (decrease)             $  49,459,514    $  74,990,330    $ 212,546,366    $ 228,121,220
                                    =============    =============    =============    =============

                                                             Class B Shares
                                    ---------------------------------------------------------------
                                        Six             Five
                                    Months Ended    Months Ended        Year Ended     Period Ended
                                    September 30,     March 31,         October 31,     October 31,
                                        2001            2001               2000           1999(1)
                                        ----            ----               ----           -------
ING Pilgrim Money Market Fund
 (Number of Shares)
Shares sold                              185,505       1,038,248(4)      11,939,590       1,897,590
Shares issued as reinvestment of
 dividends                                37,571          62,429            120,224           7,368
Shares redeemed                         (648,653)     (1,091,847)       (10,526,771)       (734,755)
                                    ------------    ------------       ------------    ------------
Net increase (decrease) in shares
 outstanding                            (425,577)          8,830          1,533,043       1,170,203
                                    ============    ============       ============    ============
ING Pilgrim Money Market Fund ($)
Shares sold                         $    185,470    $  1,038,248(4)    $ 11,939,590    $  1,897,590
Shares issued as reinvestment of
 dividends                                37,571          62,429            120,224           7,368
Shares redeemed                         (648,653)     (1,091,847)       (10,526,772)       (734,755)
                                    ------------    ------------       ------------    ------------
Net increase (decrease)             $   (425,612)   $      8,830       $  1,533,042    $  1,170,203
                                    ============    ============       ============    ============

                                                         Class C Shares
                                    ---------------------------------------------------------
                                        Six            Five
                                    Months Ended   Months Ended   Year Ended     Period Ended
                                    September 30,    March 31,    October 31,    October 31,
                                        2001           2001           2000         1999(1)
                                        ----           ----           ----         -------
ING Pilgrim Money Market Fund
 (Number of Shares)
Shares sold                              18,268      1,847,196      4,458,551        675,705
Shares issued as reinvestment of
 dividends                               35,437         45,292         38,998          5,450
Shares redeemed                        (864,384)    (1,344,060)    (2,907,001)      (239,212)
                                    -----------    -----------    -----------    -----------
Net increase (decrease) in shares
 outstanding                           (810,679)       548,428      1,590,548        441,943
                                    ===========    ===========    ===========    ===========
ING Pilgrim Money Market Fund($)
Shares sold                         $    18,249    $ 1,847,196    $ 4,458,551    $   675,705
Shares issued as reinvestment of
 dividends                               35,437         45,292         38,998          5,450
Shares redeemed                        (864,384)    (1,344,060)    (2,907,002)      (239,212)
                                    -----------    -----------    -----------    -----------
Net increase (decrease)             $  (810,698)   $   548,428    $ 1,590,547    $   441,943
                                    ===========    ===========    ===========    ===========

                                                         Class I Shares
                                    -----------------------------------------------------------
                                        Six            Five
                                    Months Ended   Months Ended     Year Ended     Period Ended
                                    September 30,    March 31,      October 31,     October 31,
                                        2001           2001            2000           1999(2)
                                        ----           ----            ----           -------
ING Pilgrim Money Market Fund
 (Number of Shares)
Shares sold                                   --             --      39,600,100       1,901,244
Shares issued as reinvestment of
 dividends                               235,672        251,087         863,004           5,232
Shares redeemed                               --     (1,494,250)    (30,307,606)             --
                                    ------------   ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                             235,672     (1,243,163)     10,155,498       1,906,476
                                    ============   ============    ============    ============
ING Pilgrim Money Market Fund($)
Shares sold                         $         --   $         --    $ 39,600,100    $  1,901,244
Shares issued as reinvestment of
 dividends                               235,672        251,087         863,004           5,232
Shares redeemed                               --     (1,494,250)    (30,307,606)             --
                                    ------------   ------------    ------------    ------------
Net increase (decrease)             $    235,672   $ (1,243,163)   $ 10,155,498    $  1,906,476
                                    ============   ============    ============    ============

                                                              Class X Shares(5)
                                                --------------------------------------------
                                                    Five
                                                Months Ended      Year Ended    Period Ended
                                                  March 31,       October 31,    October 31,
                                                    2001              2000         1999(3)
                                                    ----              ----         -------
ING Pilgrim Money Market Fund
 (Number of Shares)
Shares sold                                           6,199         1,107,597      2,378,957
Shares issued as reinvestment of dividends               --            21,226         19,653
Shares redeemed                                    (388,098)(4)    (2,258,571)      (886,834)
                                                -----------       -----------    -----------
Net increase (decrease) in shares outstanding      (381,899)       (1,129,748)     1,511,776
                                                ===========       ===========    ===========
ING Pilgrim Money Market Fund ($)
Shares sold                                     $     6,199       $ 1,107,597    $ 2,378,957
Shares issued as reinvestment of dividends               --            21,226         19,653
Shares redeemed                                    (388,098)(4)    (2,258,570)      (886,834)
                                                -----------       -----------    -----------
Net increase (decrease)                         $  (381,899)      $(1,129,747)   $ 1,511,776
                                                ===========       ===========    ===========

----------
(1)  Class A, B, and C Shares commenced operations on December 15, 1998.
(2)  Class I Shares commenced operations on October 13, 1999.
(3)  Class X Shares commenced operations on January 20, 1999.
(4) Amounts reflect 381,646 of Class X shares, valued at $381,646, that were converted into Class B shares on November 17, 2000.
(5) Effective November 17, 2000, Class X Shares are no longer being offered for sale.

--------------------------------------------------------------------------------

NOTE 13 -- FORWARD FOREIGN CURRENCY CONTRACTS

At September 30, 2001, the Strategic Income Fund had the following forward foreign currency contracts:

  Currency                          In                             Net
     to           Settlement     Exchange                Unrealized Appreciation
    Sell             Date           For        Value$        (Depreciation)
    ----             ----           ---        ------        --------------
EURO                            USD
EUR 871,000        11/21/01     $  791,405   $  802,278        $  10,873
British Pound                   USD
GBP 2,027,000      11/21/01      2,971,674    2,952,731          (18,943)
                                                               ---------
                                                               $  (8,070)
                                                               =========

NOTE 14 -- CREDIT RISK AND DEFAULTED SECURITIES

Although each Fund has a diversified portfolio, Strategic Income Fund, High Yield Fund and High Yield Fund II had 8.92%, 12.11% and 39.70%, respectively, of their portfolios invested in lower rated and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At September 30, 2001, the Strategic Income Fund held the following defaulted securities: Classic Cable, Inc., Sterling Chemicals, Inc., WinStar Communications, Inc. and Viatel, Inc. The aggregate value for these securities was $640,750. The High Yield Fund held Zilog, Inc., a security in default with a value of $818,125. The High Yield Fund II held the following defaulted securities: Classic Cable, Inc., Exodus Communications, Inc., ICG Services, Inc., Poland Telecommunications Finance BV, Richmont Marketing Specialists, Inc., Russell-Stanley Holdings, Inc., SA Telecommunications, Inc., Source Media, Inc., Sterling Chemicals, Inc., US Interactive, Viatel, Inc., WinStar Communications, Inc. and Zilog, Inc. The aggregate value for these securities was $15,234,325.

For financial reporting purposes, it is each Fund's accounting practice to discontinue the accrual of income and to provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period.

NOTE 15 -- FEDERAL INCOME TAX -- CAPITAL LOSS CARRYFORWARD

At March 31, 2001, capital loss carryforwards were as follows:

                                                   Expiration
                                   Amount            Dates
                                ------------      ------------
GNMA Fund                       $ 15,944,450      2003 to 2008
Strategic Income Fund              7,375,189      2006 to 2009
High Yield Fund                  106,986,801      2002 to 2009
High Yield Fund II               348,293,074      2004 to 2009

During the period ended March 31, 2001, $1,301,325 of capital loss carryforwards of High Yield Fund II expired.

Under the current tax law, capital and currency losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended March 31, 2001, the Funds elected to defer losses occurring between November 1, 2000 and March 31, 2001 as follows:

                                 Post October
                               capital/currency
       Fund                    losses deferred
       ----                    ---------------
Strategic Income Fund            $   166,952
High Yield Fund                   43,400,212
High Yield Fund II                11,203,875

NOTE 16 -- CHANGES IN THE FUND'S YEAR-END

Effective March 31, 2001 the Funds changed their fiscal year-end to March 31 from: June 30 for Strategic Income Fund, High Yield Fund and High Yield Fund II; October 31 for ING Pilgrim Money Market Fund; December 31 for GNMA Income Fund. This change was done to facilitate the administration of the Funds.

--------------------------------------------------------------------------------

NOTE 17 -- REORGANIZATIONS

On February 23, 2001 and March 23, 2001, certain Funds, as listed below (each an: "Acquiring Fund"), acquired the assets and certain liabilities of other Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 12 -- Capital Shares. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

                                                                                                   Acquired Fund
                                                                                                     Unrealized
  Acquiring                  Acquired               Total net assets of   Total net assets of       appreciation
    Fund                       Fund                 Acquired Fund (000)   Acquiring Fund (000)   (depreciation)(000)
    ----                       ----                 -------------------   --------------------   -------------------
GNMA             Pilgrim Government Securities
  Income Fund    Income Fund                             $121,742               $391,489              $   2,145

Strategic        Pilgrim Global Income Fund                14,716                 13,785                   (104)
  Income Fund    Pilgrim International Bond Fund           23,582                 13,785                   (799)

High Yield       Pilgrim High Total Return Fund I         106,620                140,145               (135,704)
  Fund II        Pilgrim High Total Return Fund II         50,849                140,145                (28,974)

The net assets of GNMA Income Fund, Strategic Income Fund and High Yield Fund II after the acquisition were approximately $513,231,000, $52,083,000 and $297,614,000, respectively.

On March 31, 2000, the High Yield Fund II ("Acquiring Fund"), acquired the assets and certain liabilities of Pilgrim High Yield III Fund ("Acquired Fund") in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund is presented in Note 12 -- Capital Shares. The net assets and unrealized depreciation of the Acquired Fund was $142,232,353 and $(755,931), respectively. The Acquiring Funds net assets prior to and immediately after the acquisition was $67,494,309 and $209,726,662, respectively.

NOTE 18 -- SUBSEQUENT EVENTS

Dividends. Subsequent to September 30, 2001 the following Funds declared dividends from net investment income of:

                         Per Share
                          Amount          Payable Date           Record Date
                          -------         ------------           -----------
GNMA Income Fund
Class A                   $0.0400       October 03, 2001      September 28, 2001
Class B                   $0.0350       October 03, 2001      September 28, 2001
Class C                   $0.0350       October 03, 2001      September 28, 2001
Class M                   $0.0370       October 03, 2001      September 28, 2001
Class Q                   $0.0400       October 03, 2001      September 28, 2001
Class T                   $0.0370       October 03, 2001      September 28, 2001
Class A                   $0.0400       November 05, 2001     October 31, 2001
Class B                   $0.0350       November 05, 2001     October 31, 2001
Class C                   $0.0350       November 05, 2001     October 31, 2001
Class M                   $0.0370       November 05, 2001     October 31, 2001
Class Q                   $0.0400       November 05, 2001     October 31, 2001
Class T                   $0.0370       November 05, 2001     October 31, 2001

Pilgrim Strategic Income Fund
Class A                   $0.0600       October 03, 2001      September 28, 2001
Class B                   $0.0570       October 03, 2001      September 28, 2001
Class C                   $0.0570       October 03, 2001      September 28, 2001
Class Q                   $0.0620       October 03, 2001      September 28, 2001
Class A                   $0.0600       November 05, 2001     October 31, 2001
Class B                   $0.0570       November 05, 2001     October 31, 2001
Class C                   $0.0570       November 05, 2001     October 31, 2001
Class Q                   $0.0620       November 05, 2001     October 31, 2001

Pilgrim High Yield Fund
Class A                   $0.0350       October 03, 2001      September 28, 2001
Class B                   $0.0330       October 03, 2001      September 28, 2001
Class C                   $0.0330       October 03, 2001      September 28, 2001
Class M                   $0.0330       October 03, 2001      September 28, 2001
Class Q                   $0.0360       October 03, 2001      September 28, 2001
Class A                   $0.0350       November 05, 2001     October 31, 2001
Class B                   $0.0330       November 05, 2001     October 31, 2001
Class C                   $0.0330       November 05, 2001     October 31, 2001
Class M                   $0.0330       November 05, 2001     October 31, 2001
Class Q                   $0.0360       November 05, 2001     October 31, 2001

Pilgrim High Yield Fund II
Class A                   $0.0800       November 01, 2001     Daily
Class B                   $0.0750       November 01, 2001     Daily
Class C                   $0.0750       November 01, 2001     Daily
Class Q                   $0.0810       November 01, 2001     Daily
Class T                   $0.0780       November 01, 2001     Daily

ING Pilgrim Money Market Fund
Class A                   $0.0023       November 01, 2001     Daily
Class B                   $0.0017       November 01, 2001     Daily
Class C                   $0.0017       November 01, 2001     Daily
Class I                   $0.0027       November 01, 2001     Daily

Pilgrim
GNMA
Income
Fund
         PORTFOLIO OF INVESTMENTS as of September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 92.94%
                    Federal Home Loan Mortgage Corporation: 3.40%
$ 8,033,133         6.500% due 06/01/16                           $   8,310,396
  2,889,168         7.000% due 11/01/14                               3,012,046
  7,459,481         7.500% due 12/01/14-01/01/30                      7,796,311
  1,515,620         8.000% due 01/01/30                               1,589,506
                                                                  -------------
                                                                     20,708,259
                                                                  -------------
                    Federal National Mortgage Association: 2.46%
  6,241,148         6.500% due 06/01/14-12/01/99                      6,460,687
  1,385,875         7.000% due 03/01/15                               1,448,025
  1,578,324         7.500% due 05/01/28                               1,641,946
  5,101,693         8.500% due 08/01/11-09/01/15                      5,422,365
                                                                  -------------
                                                                     14,973,023
                                                                  -------------
                    Government National Mortgage Association: 87.08%
    221,213         5.500% due 04/20/29                                 214,140
    570,659         5.650% due 07/15/29                                 585,430
 77,055,944         6.000% due 07/15/28-08/20/31                     77,056,806
  3,945,281         6.250% due 04/15/26-04/15/28                      3,981,645
    139,204         6.340% due 02/15/29                                 145,017
    585,544         6.350% due 09/15/33                                 609,850
  5,909,055         6.400% due 10/15/33-08/15/38                      6,171,852
  1,192,974         6.470% due 09/15/33                               1,250,139
 65,663,796         6.500% due 02/15/22-02/15/40                     67,562,720
 15,623,299         6.625% due 07/15/33-01/15/40                     16,410,361
  8,348,502         6.650% due 12/15/13-11/15/39                      8,762,011
  3,563,995         6.670% due 01/15/40                               3,744,914
  6,278,408         6.688% due 07/15/40                               6,563,439
    389,272         6.700% due 08/15/14-12/15/14                        410,505
  4,368,773         6.745% due 10/15/39                               4,623,610
 16,821,935         6.750% due 06/15/13-05/15/40                     17,620,529
  2,887,189         6.810% due 07/15/39                               3,062,157
  4,171,186         6.820% due 05/15/31-04/15/34                      4,438,338
 20,000,000         6.840% due 12/15/31                              21,302,874
  1,826,688         6.870% due 03/15/39                               1,942,154
  6,030,278         6.875% due 01/15/29-02/15/40                      6,426,376
  2,974,328         6.950% due 12/15/29                               3,117,912
 24,152,639         7.000% due 09/15/23-06/15/34                     25,195,188
    979,316         7.050% due 07/15/29                               1,008,611
  5,627,634         7.100% due 11/15/39                               6,044,244
  9,060,495         7.125% due 09/15/39                               9,795,893
  3,396,560         7.150% due 06/15/31                               3,654,748
  2,271,775         7.200% due 04/15/34                               2,474,934
  6,194,513         7.250% due 05/15/22-06/15/30                      6,540,797
  2,999,040         7.300% due 08/15/36                               3,257,951
 18,572,103         7.450% due 03/15/29                              19,356,487
 41,332,676         7.500% due 04/15/13-05/15/31                     43,232,147
  7,128,663         7.600% due 08/15/31-06/15/40                      7,711,197
 12,590,590         7.625% due 08/15/14-07/15/38                     13,734,852
 28,447,584(1)      7.650% due 09/15/02-05/15/26                     30,909,798
    659,201         7.700% due 08/15/13                                 699,337
  6,598,433         7.750% due 06/15/14-01/15/36                      7,162,931
  1,177,374(1)      7.800% due 05/15/19-11/15/30                      1,271,142
 10,225,775         7.875% due 09/15/29-04/15/38                     11,259,769
 23,438,351         8.000% due 08/15/12-06/15/40                     25,337,587
    560,631         8.050% due 07/15/19-04/15/21                        597,150
  1,554,576         8.100% due 07/15/12                               1,647,349
  5,036,412         8.125% due 05/15/38                               5,529,989
  7,088,769         8.150% due 12/15/11-09/15/15                      7,525,253
  7,292,619         8.200% due 10/15/11-05/15/13                      7,744,074
  7,617,932(1)      8.250% due 10/15/01-12/15/37                      8,238,207
 12,174,801         8.500% due 04/15/12-04/15/32                     12,899,884
  6,718,262         8.750% due 11/15/17-06/15/27                      7,197,757
  2,247,082         9.000% due 05/15/20-12/15/34                      2,443,902
  1,398,429         9.250% due 06/15/30                               1,448,005
    993,182         10.250% due 08/15/29                              1,053,139
                                                                  -------------
                                                                    530,975,101
                                                                  -------------
                    Total U.S. Government Agency Obligations
                      (Cost $536,205,195)                           566,656,383
                                                                  -------------
U.S. TREASURY OBLIGATIONS: 7.22%
                    U.S. Treasury Bonds: 3.50%
$20,000,000         6.295% due 02/15/26                           $  21,335,940
                                                                  -------------
                                                                     21,335,940
                                                                  -------------
                    U.S. Treasury Notes: 3.72%
 11,500,000         4.625% due 05/15/06                              11,906,088
  6,000,000         5.750% due 11/15/05                               6,456,096
  4,000,000         5.750% due 08/15/10                               4,333,752
                                                                  -------------
                                                                     22,695,936
                                                                  -------------
                    Total U.S. Treasury Obligations
                      (Cost $42,965,512)                             44,031,876
                                                                  -------------
                    Total Long-Term Investments
                      (Cost $579,170,707)                           610,688,259
                                                                  -------------
 SHORT TERM INVESTMENTS: 2.28%
                    Commercial Paper: 0.65%
  4,000,000         FHLMC Discount Note, 3.150% due 10/01/01          4,000,000
                                                                  -------------
                    U.S. Treasury Obligations: 1.63%
 10,000,000         U.S. Treasury Bill, 2.300% due 01/03/02           9,939,944
                                                                  -------------
                    Total Short-Term Investments
                      (Cost $13,939,944)                             13,939,944
                                                                  -------------
                    Total Investments in Securities
                      (Cost $593,110,651)*              102.44%   $ 624,628,203
                    Other Assets and Liabilities-Net     -2.44%     (14,897,801)
                                                        ------    -------------
                    Net Assets                          100.00%   $ 609,730,402
                                                        ======    =============

* Cost for federal income tax purposes is the same as for financial statement purposes.

     Net unrealized appreciation consists of:

                    Gross Unrealized Appreciation                 $  31,521,654
                    Gross Unrealized Depreciation                        (4,102)
                                                                  -------------
                    Net Unrealized Appreciation                   $  31,517,552
                                                                  =============

(1) Some or all of this security are construction loan securities issued on a when-issued basis (see note 11)

                 See Accompanying Notes to Financial Statements

Pilgrim
Strategic
Income
Fund
         PORTFOLIO OF INVESTMENTS as of September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 37.44%
                    Aerospace/Defense: 0.76%
$   625,000    xx   Simula, Inc., 8.000%, due 05/01/04            $     407,813
                                                                  -------------
                    Auto Manufacturer: 0.78%
    400,000         Daimler Chrysler Holdings, 7.750%,
                      due 01/18/11                                      417,879
                                                                  -------------
                    Banks: 6.43%
    155,000    @@   Banco Santander-Chile, 6.500%, due 11/01/05         159,786
    450,000(1) @@   Bank Nederlandse Gemeenten, 7.750%,
                      due 08/13/03                                      693,885
    700,000(1) @@   European Investment Bank, 7.000%,
                      due 12/08/03                                    1,073,665
    730,000(1) @@   KFW International Finance, 6.000%,
                      due 10/27/03                                    1,095,800
    400,000         Wells Fargo Bank, 6.450%, due 02/01/11              413,973
                                                                  -------------
                                                                      3,437,109
                                                                  -------------
                    Beverages: 0.76%
    400,000         Coca Cola Enterprises, Inc., 6.125%,
                      due 08/15/11                                      405,500
                                                                  -------------
                    Building Materials: 0.50%
    300,000         Nortek, Inc., 8.875%, due 08/01/08                  268,500
                                                                  -------------
                    Chemicals: 0.20%
    725,000    **   Sterling Chemicals, Inc., 11.750%,
                      due 08/15/06                                      108,750
                                                                  -------------
                    Commercial Services: 1.49%
    475,000         Mail-Well, Inc., 8.750%, due 12/15/08               346,750
    815,000         Neff Corp., 10.250%, due 06/01/08                   448,250
                                                                  -------------
                                                                        795,000
                                                                  -------------
                    Diversified Financial Services: 4.08%
    500,000         Citigroup, Inc., 5.700%, due 02/06/04               517,930
    400,000         Ford Motor Credit Co., 7.875%, due 06/15/10         421,986
    400,000         General Motors Acceptance Corp., 6.125%,
                      due 09/15/06                                      399,756
    500,000         Household Finance Corp., 8.000%, due 05/09/05       546,408
    480,000         Madison River Capital LLC/Madison River
                      Finance Corp, 13.250%, due 03/01/10               292,800
        988(2) @@   Unikredit Realkredit, 6.000%, due 07/01/29              119
                                                                  -------------
                                                                      2,178,999
                                                                  -------------
                    Electric: 2.93%
    405,000         Calpine Corp., 8.625%, due 08/15/10                 395,968
    350,000         CMS Energy Corp., 9.875%, due 10/15/07              361,844
    100,000         East Coast Power LLC, 7.536%, due 06/30/17          104,808
     20,000         Enersis S.A. (Chile), 6.600%, due 12/01/26           20,339
    400,000         Exelon Corp., 6.750%, due 05/01/11                  411,916
    250,000         TNP Enterprises, Inc., 10.250%, due 04/01/10        270,000
                                                                  -------------
                                                                      1,564,875
                                                                  -------------
                    Electronics: 0.55%
    300,000         Flextronics International Ltd., 9.875%,
                      due 07/01/10                                      295,500
                                                                  -------------
                    Environmental Control: 0.24%
    125,000    #    Allied Waste North America, 8.875%,
                      due 04/01/08                                      127,500
                                                                  -------------
                    Food: 2.36%
    400,000    XX   Campbell Soup Co., 5.875%, due 10/01/08             409,374
    400,000    #    Delhaize America, Inc., 8.125%, due 04/15/11        440,268
    400,000         Kroger Co., 7.500%, due 04/01/31                    411,210
                                                                  -------------
                                                                      1,260,852
                                                                  -------------
                    Forest Products & Paper: 0.65%
    200,000         Buckeye Technologies, Inc., 9.250%,
                      due 09/15/08                                      192,000
                                                                  -------------
    500,000    @@   Doman Industries Ltd., 8.750%, due 03/15/04         155,000
                                                                  -------------
                                                                        347,000
                                                                  -------------
                    Holding Companies -- Diversified: 0.10%
     50,000         Kansas City Southern Railway, 9.500%,
                      due 10/01/08                                       51,000
                                                                  -------------
                    Home Builders: 0.04%
     25,000         Lennar Corp., 7.625%, due 03/01/09                   23,500
                                                                  -------------
                    Iron/Steel: 0.09%
     25,000         AK Steel Corp., 7.875%, due 02/15/09                 23,375
     25,000         Armco, Inc., 9.000%, due 09/15/07                    24,500
                                                                  -------------
                                                                         47,875
                                                                  -------------
                    Leisure Time: 0.47%
    400,000         Trump Atlantic City Associates, 11.250%,
                      due 05/01/06                                      250,000
                                                                  -------------
                    Lodging: 0.05%
     25,000         Prime Hospitality Corp., 9.750%, due 04/01/07        24,750
                                                                  -------------
                    Media: 3.74%
    350,000    +    Charter Communications Holdings LLC,
                      0/11.750%, due 01/15/10                           222,250
  1,175,000    **   Classic Cable, Inc., 10.500%, due 03/01/10          517,000
    400,000         Disney Walt Co., 4.500%, due 09/15/04               401,440
    325,000         Echostar DBS Corp., 9.250%, due 02/01/06            319,312
    600,000         Northland Cable Television, Inc., 10.250%,
                      due 11/15/07                                      407,250
    400,000    +@@  Telewest Communications PLC, 0/11.375%,
                      due 02/01/10                                      134,000
                                                                  -------------
                                                                      2,001,252
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Strategic
Income
Fund
    PORTFOLIO OF INVESTMENTS as of September 30, 2001 (Unaudited)(Continued)
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------
                    Oil & Gas: 1.48%
$   300,000         Clark Refining and Marketing, Inc., 8.375%,
                      due 11/15/07                                $     244,500
    400,000         Energy Corp. Of America, 9.500%, due 05/15/07       308,000
    350,000    @@   Northern Oil ASA, 10.000%, due 05/15/05             239,750
                                                                  -------------
                                                                        792,250
                                                                  -------------
                    Pharmaceuticals: 0.86%
    450,000         Bristol Myers Squibb Co., 5.750%, due 10/01/11      457,925
                                                                  -------------
                    Retail: 1.79%
    550,000         Hollywood Entertainment Corp., 10.625%,
                      due 08/15/04                                      470,250
    450,000         Wal Mart Stores, Inc., 6.875%, due 08/10/09         487,263
                                                                  -------------
                                                                        957,513
                                                                  -------------
                    Sovereign: 2.61%
    200,000    @@   Dominican Republic International Bond,
                      7.5625%, due 08/30/24                             157,826
    860,000(3) @@   German Federal Republic Bond, 4.125%,
                      due 08/27/04                                      793,365
    400,000    @@   Quebec Province 7.500%, due 09/15/29                444,263
                                                                  -------------
                                                                      1,395,454
                                                                  -------------
                    Telecommunications: 3.93%
    450,000    @@   British Telecommunications PLC, 8.125%,
                      due 12/15/10                                      498,561
    500,000    @@   Call-Net Enterprises, Inc., 9.375%,
                      due 05/15/09                                      120,000
    260,000         Global Crossing Holding Ltd, 9.500%,
                      due 11/15/09                                      109,200
    350,000         Hyperion Telecommunication, Inc., 12.000%,
                      due 11/01/07                                       84,000
    300,000         ITC Deltacom, Inc., 8.875%, due 03/01/08             90,000
    275,000    XX   Natural Microsystems Corp., 5.000%,
                      due 10/15/05                                      125,469
    100,000    +    Nextlink Communications, Inc. 0/9.450%,
                      due 04/15/08                                        9,000
    400,000         Qwest Capital Funding, Inc., 7.250%,
                      due 02/15/11                                      403,804
    250,000    @@   Tricom SA, 11.375%, due 09/01/04                    235,000
  2,000,000    +**  Viatel, Inc., 0/12.500%, due 04/15/08                 5,000
  1,000,000    **   WinStar Communications, Inc., 12.750%,
                      due 04/15/10                                       10,000
    400,000         WorldCom, Inc., 7.500%, due 05/15/11                407,975
                                                                  -------------
                                                                      2,098,009
                                                                  -------------
                    Transportation: 0.55%
    325,000         Gulfmark Offshore, Inc., 8.750%, due 06/01/08       295,750
                                                                  -------------
                    Total Corporate Bonds (Cost $21,808,690)         20,010,555
                                                                  -------------
U.S. TREASURY OBLIGATIONS: 21.36%
  3,900,000         U.S. Treasury Bond, 5.250%, due 02/15/09          3,763,317
  2,237,600         U.S. Treasury Note, 3.875%, due 01/15/09          2,353,675
    400,000         U.S. Treasury Note, 4.625%, due 05/15/06            414,125
    850,000         U.S. Treasury Note, 5.000%, due 02/15/11            873,939
  2,000,000         U.S. Treasury Note, 5.750%, due 10/31/02          2,068,030
    800,000         U.S. Treasury Note, 5.750%, due 11/15/05            860,813
  1,000,000         U.S. Treasury Note, 5.750%, due 08/15/10          1,083,438
                                                                  -------------
                    Total U.S. Treasury Obligations
                      (Cost $11,104,196)                             11,417,337
                                                                  -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 34.59%
                    Federal Home Loan Mortgage Corporation: 3.10%
    156,762         5.500%, due 01/01/14                                158,221
     80,070         5.500%, due 02/01/14                                 80,815
    400,000         6.750%, due 03/15/31                                432,503
    937,808         7.000%, due 06/01/29                                973,603
      5,434         9.000%, due 06/01/06                                  5,560
      7,288         10.000%, due 10/01/03                                 7,637
                                                                  -------------
                                                                      1,658,339
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Strategic
Income
Fund
    PORTFOLIO OF INVESTMENTS as of September 30, 2001 (Unaudited)(Continued)
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------
                    Federal National Mortgage Association: 26.70%
$   450,000         5.500%, due 05/02/06                          $     472,833
    497,030         6.420%, due 06/01/11                                528,482
     64,012         6.500%, due 02/01/09                                 66,741
    532,076         6.500%, due 08/01/15                                548,914
  2,839,708         6.500%, due 06/01/28                              2,909,808
  2,300,000         6.625%, due 10/15/07                              2,540,610
    450,000         6.625%, due 11/15/30                                479,335
  1,796,958         7.000%, due 11/01/13                              1,876,982
    257,024         7.000%, due 03/01/15                                268,470
  1,992,506         7.500%, due 07/01/21                              2,077,557
    426,866         7.500%, due 11/01/29                                444,830
  1,861,359         7.500%, due 02/01/31                              1,948,187
     79,350         8.000%, due 08/01/30                                 83,246
      7,103         9.500%, due 06/01/05                                  7,296
      7,829         9.500%, due 07/01/06                                  8,196
      9,703         9.500%, due 05/01/07                                 10,039
                                                                  -------------
                                                                     14,271,526
                                                                  -------------
                    Government National Mortgage Association: 4.79%
    347,881         6.500%, due 06/15/29                                356,025
    989,989         6.500%, due 05/15/31                              1,011,846
    236,648         7.500%, due 11/15/29                                246,912
    819,821         8.000%, due 06/20/30                                858,586
     76,759         8.000%, due 07/15/30                                 80,651
      1,505         8.500%, due 02/15/21                                  1,624
        232         11.500%, due 02/15/13                                   266
        597         11.500%, due 07/15/13                                   683
                                                                  -------------
                                                                      2,556,593
                                                                  -------------
                    Total U.S. Government Agency Obligations
                      (Cost $17,892,482)                             18,486,458
                                                                  -------------

                    COLLATERALIZED MORTGAGE OBLIGATIONS AND
                      ASSET-BACKED SECURITIES: 1.72%
                    Mortgage -- Commercial: 1.13%
    310,000    #    Allied Capital Commercial Mortgage Trust,
                      6.710%, due 12/25/04                              319,422
    265,392         GMAC Commercial Mortgage Securities, Inc.,
                      6.974%, due 05/15/08                              284,288
                                                                  -------------
                                                                        603,710
                                                                  -------------
                    Mortgage -- Residential: 0.59%
    300,000         Emergent Home Equity Loan Trust, 7.080%,
                      due 12/15/28                                      317,947
                                                                  -------------
                    Total CMO's and Asset Backed Securities
                      (Cost $864,569)                                   921,657
                                                                  -------------
Shares
-----------
PREFERRED STOCK: 1.33%
                    Telecommunications: 0.28%
      8,250         Adelphia Business Solutions, Inc.                   109,312
      3,339         XO Communications, Inc.                              40,903
                                                                  -------------
                                                                        150,215
                                                                  -------------
                    Tobacco: 1.05%
     45,677    &    North Atlantic Trading, Inc.                        559,543
                                                                  -------------
                    Total Preferred Stock (Cost $996,256)               709,758
                                                                  -------------
Number of
Warrants
-----------
WARRANTS: 0.00%
                    Tobacco: 0.00%
        250   @#xx  North Atlantic Trading, Inc., Exp. 06/15/07               3
                                                                  -------------
                    Total Warrants (Cost $0.00)                               3
                                                                  -------------
                    Total Long-Term Investments
                      (Cost $52,666,193)                             51,545,768
                                                                  -------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS: 3.64%

                    Repurchase Agreement: 3.64%
$ 1,943,000         State Street Repurchase Agreement dated
                      09/28/01, 3.15% due 10/01/01, $1,943,510
                      to be received upon repurchase
                      (Collateralized by $1,725,000 U.S.
                      Treasury Note, 6.625% Market Value
                      $1,987,440, due 05/15/07)                   $   1,943,000
                                                                  -------------
                    Total Short-Term Investments
                      (Cost $1,943,000)                               1,943,000
                                                                  -------------
                    Total Investments in Securities
                      (Cost $ 54,609,193)*              100.08%   $  53,488,768
                    Other Assets and Liabilities-Net     -0.08%         (41,226)
                                                        ------    -------------
                    Net Assets                          100.00%   $  53,447,542
                                                        ======    =============

@    Non-Income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
@@   Foreign Issuer
&    Payment-in-kind
**   Defaulted security
XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures.
(1)  Principal Amount presented in British Pounds.
(2)  Principal Amount presented in Danish Kroner.
(3)  Principal Amount presented in EURO.
* Cost for federal income tax purposes is the same as for financial statement purposes.

               Net unrealized depreciation consists of:
                    Gross Unrealized Appreciation                 $   1,716,419
                    Gross Unrealized Depreciation                    (2,836,844)
                                                                  -------------
                    Net Unrealized Depreciation                   $  (1,120,425)
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund
         PORTFOLIO OF INVESTMENTS as of September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 90.57%
                    Aerospace/Defense: 0.97%
$   900,000    #    Hexcel Corp., 9.750%, due 01/15/09            $     454,500
  1,400,000         Sequa Corp., 8.875%, due 04/01/08                 1,169,000
                                                                  -------------
                                                                      1,623,500
                                                                  -------------
                    Airlines: 1.12%
  3,150,000         Atlas Air, Inc., 9.375%, due 11/15/06             1,874,250
                                                                  -------------
                    Auto Parts and Equipment: 3.59%
  2,400,000         American Axle and Manufacturing, Inc.,
                      9.750%, due 03/01/09                            2,268,000
  1,900,000         Collins and Aikman Products Co., 11.500%,
                      due 04/15/06                                    1,700,500
  2,100,000         Lear Corp., 8.110%, due 05/15/09                  2,059,541
                                                                  -------------
                                                                      6,028,041
                                                                  -------------
                    Building and Construction: 4.26%
  1,125,000         Lennar Corp., 7.625%, due 03/01/09                1,063,125
  1,500,000         Lennar Corp., 9.950%, due 05/01/10                1,560,000
  1,900,000         Ryland Group, Inc., 9.125%, due 06/15/11          1,757,500
  3,000,000         Toll Corp., 8.125%, due 02/01/09                  2,775,000
                                                                  -------------
                                                                      7,155,625
                                                                  -------------
                    Building Materials: 1.51%
    750,000         Dayton Superior Corp., 13.000%, due 06/15/09        746,250
  2,000,000         Nortek, Inc., 8.875%, due 08/01/08                1,800,000
                                                                  -------------
                                                                      2,546,250
                                                                  -------------
                    Chemicals: 1.64%
  2,000,000         Buckeye Cellulose Corp., 9.250%, due 09/15/08     1,930,000
    900,000    #    Macdermid, Inc., 9.125%, due 07/15/11               828,000
                                                                  -------------
                                                                      2,758,000
                                                                  -------------
                    Consumer/Commercial Lease Financing: 5.20%
  3,000,000         NEFF Corp., 10.250%, due 06/01/08                 1,665,000
  3,000,000         Penhall International Corp., 12.000%,
                      due 08/01/06                                    2,895,000
  1,000,000         United Rentals, Inc., 9.500%, due 06/01/08          875,000
    325,000         United Rentals, Inc., 8.800%, due 08/15/08          286,000
  1,400,000         United Rentals, Inc., 9.250%, due 01/15/09        1,239,000
  2,025,000         United Rentals, Inc., 9.000%, due 04/01/09        1,771,875
                                                                  -------------
                                                                      8,731,875
                                                                  -------------
                    Consumer Products: 2.06%
    900,000    #    American Greetings 11.750%, due 07/15/08            814,500
  1,000,000         Elizabeth Arden, Inc., 11.750%, due 02/01/11        945,000
  1,900,000         French Fragrances, Inc., 10.375%, due 05/15/07    1,700,500
                                                                  -------------
                                                                      3,460,000
                                                                  -------------
                    Diversified Capital Goods: 1.87%
  1,900,000         Blount, Inc., 7.000%, due 06/15/05                1,292,000
  1,900,000    #    Briggs and Stratton Corp., due 8.875%,
                      due 03/15/11                                    1,852,500
                                                                  -------------
                                                                      3,144,500
                                                                  -------------
                    Electric - Generation: 0.49%
    950,000         AES Corp., 9.375%, due 09/15/10                     821,750
                                                                  -------------
                    Electric - Integrated: 2.21%
  1,500,000         CMS Energy Corp., 9.875%, due 10/15/07            1,552,511
  2,000,000         TNP Enterprises, Inc., 10.250%, due 04/01/10      2,170,000
                                                                  -------------
                                                                      3,722,511
                                                                  -------------
                    Electronics: 6.04%
  2,500,000    #    Amkor Technology, Inc., 9.250%, due 02/15/08      2,000,000
  1,975,000         Fairchild Semiconductor Corp., 10.125%,
                      due 03/15/07                                    1,866,375
    700,000         Fairchild Semiconductor Corp., 10.500%,
                      due 02/01/09                                      679,000
  1,550,000    @@   Filtronic PLC, 10.000%, due 12/01/05              1,139,250
  2,795,000    @@   Flextronics International Ltd., 8.750%,
                      due 10/15/07                                    2,669,225
  1,000,000    @@   Flextronics International Ltd., 9.875%,
                      due 07/01/10                                      990,000
  4,675,000    **   Zilog, Inc., 9.500%, due 03/01/05                   818,125
                                                                  -------------
                                                                     10,161,975
                                                                  -------------
                    Environmental: 2.33%
  3,900,000         Allied Waste of North America, 10.000%,
                      due 08/01/09                                    3,919,500
                                                                  -------------
                    Exploration and Production: 2.13%
  4,625,000         Energy Corp. of America, 9.500%, due 05/15/07     3,584,375
                                                                  -------------
                    Food: 0.79%
  1,500,000         Agrilink Foods, Inc., 11.875%, due 11/01/08       1,335,000
                                                                  -------------
                    Food and Drug Retail: 0.97%
    900,000         Fleming Companies, Inc., 10.625%, due 07/31/07      895,500
    720,000    #    Fleming Companies, Inc., 10.125%, due 04/01/08      738,000
                                                                  -------------
                                                                      1,633,500
                                                                  -------------
                    Forestry/Paper: 3.46%
    900,000    #    Fibermark, Inc., 10.750%, due 04/15/11              810,000
  1,325,000    @@   Norampac, Inc., 9.375%, due 02/01/08                841,130
    900,000    @@   Norampac, Inc., 9.500%, due 02/01/08                920,250
    500,000    @@#  Norske Ltd., 8.625%, due 06/15/11                   501,250
    900,000         Paperboard Industries International, Inc.,
                      8.375%, due 09/15/07                              814,500
  1,900,000         Stone Container Corp., 9.750%, due 02/01/11       1,928,500
                                                                  -------------
                                                                      5,815,630
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund
    PORTFOLIO OF INVESTMENTS as of September 30, 2001 (Unaudited)(Continued)
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------
                    Gaming: 4.00%
$ 1,125,000         Coast Hotels and Casinos, Inc., 9.500%,
                      due 04/01/09                                $   1,085,625
  3,250,000         Park Place Entertainment Corp., 8.875%,
                      due 09/15/08                                    3,095,625
    500,000         Station Casinos, Inc., 9.750%, due 04/15/07         462,500
    775,000         Station Casinos, Inc., 9.875%, due 07/01/10         705,250
  1,600,000         Venetian Casino Resort LLC, 14.250%,
                      due 11/15/05                                    1,368,000
                                                                  -------------
                                                                      6,717,000
                                                                  -------------
                    Health Services: 1.00%
  1,900,000    #XX  Meditrust 7.114%, due 08/15/04                    1,691,000
                                                                  -------------
                    Hotels: 2.11%
  2,900,000    #    Meristar Hospitality Corp., 9.125%,
                      due 01/15/11                                    2,305,500
  1,250,000         Prime Hospitality Corp., 9.750%, due 04/01/07     1,243,750
                                                                  -------------
                                                                      3,549,250
                                                                  -------------
                    Machinery: 2.53%
    550,000         Columbus McKinnon Corp., 8.500%, due 04/01/08       503,250
  3,035,000         Terex Corp., 8.875%, due 04/01/08                 2,777,025
  1,000,000    #    Terex Corp., 10.375%, due 04/01/11                  965,000
                                                                  -------------
                                                                      4,245,275
                                                                  -------------
                    Media - Broadcast: 1.09%
  1,900,000         Sinclair Broadcast Group, Inc., 10.000%,
                      due 09/30/05                                    1,824,000
                                                                  -------------
                    Media - Cable: 6.11%
  1,050,000         Adelphia Communications Corp., 10.875%,
                      due 10/01/10                                      939,750
  1,500,000         Charter Communications Holdings, 8.625%,
                      due 04/01/09                                    1,346,250
  2,000,000         Charter Communications Holdings, 11.125%,
                      due 01/15/11                                    2,035,000
  1,500,000         Coaxial Communications, Inc., 10.000%,
                      due 08/15/06                                    1,462,500
  2,000,000         Echostar DBS Corp., 9.250%, due 02/01/06          1,975,000
    900,000    #    Mediacom Broadband, LLC, 11.000%, due 07/15/13      922,500
  1,400,000         Northland Cable Television, Inc., 10.250%,
                      due 11/15/07                                      957,250
  1,000,000    @@   Telewest Communications, 9.875%, due 02/01/10       625,000
                                                                  -------------
                                                                     10,263,250
                                                                  -------------
                    Media - Diversified: 1.71%
  2,900,000    @@#  Canwest Media, Inc., 10.625%, due 05/15/11        2,871,000
                                                                  -------------
                    Non-Electric Utilities: 1.88%
  3,225,000         Calpine Corp., 8.625%, due 08/15/10               3,157,868
                                                                  -------------
                    Non Food and Drug - Retail: 2.75%
  2,000,000         Big 5 Corp., 10.875%, due 11/15/07                1,850,000
    900,000         Fedders North American, Inc., 9.375%,
                      due 08/15/07                                      778,500
  2,088,000         Tuesday Morning Corp., 11.000%, due 12/15/07      1,994,040
                                                                  -------------
                                                                      4,622,540
                                                                  -------------
                    Oil Field Equipment and Service: 4.32%
  1,325,000    @@   Compagnie Generale de Geophysique, 10.625%,
                      due 11/15/07                                    1,318,375
  3,055,000         Gulfmark Offshore, Inc., 8.750%, due 06/01/08     2,795,325
  3,425,000         Parker Drilling Co., 9.750%, due 11/15/06         3,151,000
                                                                  -------------
                                                                      7,264,700
                                                                  -------------
                    Oil Refining and Market: 1.15%
  1,360,000         Clark Refining and Marketing, Inc., 8.375%,
                      due 11/15/07                                    1,115,200
  1,000,000         Clark Refining and Marketing, Inc., 8.625%,
                      due 08/15/08                                      822,500
                                                                  -------------
                                                                      1,937,700
                                                                  -------------
                    Packaging: 3.05%
  1,400,000    #    Applied Extrusion Technology, Inc., 10.750%,
                      due 07/01/11                                    1,400,000
  2,160,000         Owens, Inc., 7.850%, due 05/15/04                 1,825,200
  1,900,000    #    Plastipak Holdings 10.750%, due 09/01/11          1,909,500
                                                                  -------------
                                                                      5,134,700
                                                                  -------------
                    Printing and Publishing: 2.26%
  2,000,000         Mail-Well Corp., 8.750%, due 12/15/08             1,470,000
  1,900,000    #    Primedia, Inc., 8.875%, due 05/15/11              1,434,500
    900,000    @@#  Quebecor Media, Inc., 11.125%, due 07/15/11         895,500
                                                                  -------------
                                                                      3,800,000
                                                                  -------------
                    Railroads: 1.22%
  2,000,000         Kansas City Southern Railway Co., 9.500%,
                      due 10/01/08                                    2,050,000
                                                                  -------------
                    Steel Producers/Production: 4.03%
  3,205,000         AK Steel Corp., 9.125%, due 12/15/06              3,140,900
    325,000         Armco, Inc., 9.000%, due 09/15/07                   320,125
  2,950,000         Metals USA, Inc., 8.625%, due 02/15/08            2,020,750
  1,400,000         Oregon Steel Mills, Inc., 11.000%,
                      due 06/15/03                                    1,295,000
                                                                  -------------
                                                                      6,776,775
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund
    PORTFOLIO OF INVESTMENTS as of September 30, 2001 (Unaudited)(Continued)
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------
                    Telecommunications - Fixed Line: 5.80%
$ 5,000,000    @@   Call Net Enterprises, Inc., 9.375%,
                      due 05/15/09                                $   1,225,000
  3,000,000    @@   Global Crossing Holdings Ltd., 9.625%,
                      due 05/15/08                                    1,305,000
  1,000,000    @@   Global Crossing Holdings Ltd., 9.500%,
                      due 11/15/09                                      425,000
  4,000,000         Hyperion Telecommunication, Inc., 12.000%,
                      due 11/01/07                                      980,000
  2,000,000         ITC Delta Communications, Inc., 9.750%,
                      due 11/15/08                                      610,000
  3,000,000         Madison River Capital LLC, 13.250%,
                      due 03/01/10                                    1,845,000
  2,400,000         McLeodUSA, Inc., 12.000%, due 07/15/08              732,000
  2,000,000         Nextlink Communications, 12.500%, due 04/15/06      430,000
  2,000,000    XX   Time Warner Telecommunications, 9.750%,
                      due 07/15/08                                    1,350,000
  2,000,000         Williams Communications Group, 11.700%,
                      due 08/01/08                                      840,000
                                                                  -------------
                                                                      9,742,000
                                                                  -------------
                    Telecommunications - Wireless: 3.87%
  2,900,000    XX   Alamosa Delaware, Inc., 12.500%, due 02/01/11     2,631,750
  2,000,000    #    American Cellular Corp., 9.500%, due 10/15/09     1,870,000
  1,000,000         Crown Castle International Corp., 9.375%,
                      due 08/01/11                                      850,000
  1,850,000         Nextel Communications, 9.375%, due 11/15/09       1,151,625
                                                                  -------------
                                                                      6,503,375
                                                                  -------------
                    Theaters and Entertainment: 0.44%
    850,000         Hollywood Entertainment Corp., 10.625%,
                      due 08/15/04                                      731,000
                                                                  -------------
                    Transportation: 0.61%
  1,000,000         Travelcenters America, Inc., 12.750%,
                      due 05/01/09                                    1,025,000
                                                                  -------------
                    Total Corporate Bonds (Cost $173,464,477)       152,222,715
                                                                  -------------
COMMON STOCK: 0.00%
                    Telecommunications - Fixed Line:0.00%
        900   @     Mpower Holding Corp.                                    180
                                                                  -------------
                    Total Common Stock (Cost $3,897)                        180
                                                                  -------------
Number of
Warrants
-----------
WARRANTS: 0.05%
                    Building Materials: 0.03%
      3,100  @ #    Dayton Superior Corp., Exp. 06/15/09                 46,500
                                                                  -------------
                    Transportation: 0.02%
      3,000  @ #    Travelcenters America, Inc., Exp. 11/14/01           30,750
                                                                  -------------
                    Total Warrants (Cost $34,739)                        77,250
                                                                  -------------
                    Total Long-Term Investments
                      (Cost $173,503,113)                           152,300,145
                                                                  -------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 6.58%
                    Repurchase Agreement: 6.58%
$11,052,000         State Street Repurchase Agreement dated
                      09/28/01, 3.150% due 10/01/01, $11,054,901
                      to be received upon repurchase
                      (Collateralized by $9,785,000 U.S.
                      Treasury Note, 6.625% Market Value
                      $11,273,680, due 5/15/07)                   $  11,052,000
                                                                  -------------
                    Total Short-Term Investments
                      (Cost $11,052,000)                             11,052,000
                                                                  -------------
                    Total Investments in Securities
                      (Cost $184,555,113)*               97.20%   $ 163,352,145
                                                        ------    -------------
                    Other Assets and Liabilities-Net      2.80%       4,706,403
                                                        ------    -------------
                    Net Assets                          100.00%   $ 168,058,548
                                                        ======    =============

@    Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures.
@@   Foreign Issuer
**   Defaulted security
* Cost for federal income tax purposes is the same as for financial statement purposes.

               Net unrealized depreciation consists of:

                    Gross Unrealized Appreciation                 $   1,270,155
                    Gross Unrealized Depreciation                   (22,473,123)
                                                                  -------------
                    Net Unrealized Depreciation                   $ (21,202,968)
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund II
         PORTFOLIO OF INVESTMENTS as of September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 82.38%
                    Aerospace/Defense: 0.83%
$ 3,000,000    XX   Simula, Inc., 8.000%, due 05/01/04            $   1,957,500
                                                                  -------------
                    Building & Construction: 0.69%
  1,725,000         Lennar Corp., 7.625%, due 03/01/09                1,630,125
                                                                  -------------
                    Building Materials: 2.17%
  1,400,000         Dayton Superior Corp., 13.000%, due 06/15/09      1,393,000
  4,100,000         Nortek, Inc., 8.875%, due 08/01/08                3,690,000
                                                                  -------------
                                                                      5,083,000
                                                                  -------------
                    Chemicals: 2.10%
  3,215,000         Buckeye Technologies, Inc., 8.500%,
                      due 12/15/05                                    3,038,175
  1,150,000         Buckeye Technologies, Inc., 9.250%,
                      due 09/15/08                                    1,109,750
  4,975,000    **   Sterling Chemicals, Inc., 11.750%,
                      due 08/15/06                                      771,125
                                                                  -------------
                                                                      4,919,050
                                                                  -------------
                    Consumer/Commercial Lease Financing: 3.57%
  8,130,000         Neff Corp., 10.250%, due 06/01/08                 4,512,150
  4,000,000         Penhall Intl., Inc., 12.000%, due 08/01/06        3,860,000
                                                                  -------------
                                                                      8,372,150
                                                                  -------------
                    Diversified Capital Goods: 1.30%
  4,500,000         Blount, Inc., 7.000%, due 06/15/05                3,060,000
                                                                  -------------
                    Electric-Generation: 2.41%
  4,400,000         Orion Power Holdings, Inc., 12.000%,
                      due 05/01/10                                    5,654,000
                                                                  -------------
                    Electric-Integrated: 4.39%
  4,800,000         CMS Energy Corp., 9.875%, due 10/15/07            4,968,034
  4,925,000         TNP Enterprises, Inc., 10.250%, due 04/01/10      5,343,625
                                                                  -------------
                                                                     10,311,659
                                                                  -------------
                    Electronics: 3.41%
  4,300,000    @@   Flextronics Intl. Ltd., 9.875%, due 07/01/10      4,257,000
  5,160,000         NMS Communications Corp., 5.000%, due 10/15/05    2,380,050
  7,750,000    **   ZiLog, Inc., 9.500%, due 03/01/05                 1,356,250
                                                                  -------------
                                                                      7,993,300
                                                                  -------------
                    Environmental: 1.31%
  3,000,000    #    Allied Waste North America, 8.875%,
                      due 04/01/08                                    3,075,000
                                                                  -------------
                    Exploration & Production: 2.68%
  8,110,000         Energy Corp. of America, 9.500%, due 05/15/07     6,285,250
                                                                  -------------
                    Food-Wholesale: 0.01%
  4,250,000   XX,** Richmont Marketing Specialists, Inc., 10.125%,
                      due 12/15/07                                       16,150
                                                                  -------------
                    Forestry/Paper: 1.73%
  8,575,000    @@   Doman Industries Ltd., 8.750%, due 03/15/04       2,701,125
  1,500,000    @@   Paperboard Industries Intl., 8.375%,
                      due 09/15/07                                    1,357,500
                                                                  -------------
                                                                      4,058,625
                                                                  -------------
                    Gaming: 4.46%
  3,000,000         Hollywood Casino Shreveport, 13.000%,
                      due 08/01/06                                    2,580,000
  4,500,000         Park Place Entertainment Corp., 8.875%,
                      due 09/15/08                                    4,286,250
  5,700,000         Trump Atlantic City Associates, 11.250%,
                      due 05/01/06                                    3,591,000
                                                                  -------------
                                                                     10,457,250
                                                                  -------------
                    Hotels: 0.85%
  2,000,000         Prime Hospitality Corp., 9.750%, due 04/01/07     1,990,000
                                                                  -------------
                    Machinery: 1.57%
  4,015,000         Terex Corp., 8.750%, due 04/01/08                 3,673,725
                                                                  -------------
                    Media-Broadcast: 0.32%
  1,000,000         Jones Intl. Networks Ltd., 11.750%,
                      due 07/01/05                                      752,500
                                                                  -------------
                    Media-Cable: 11.21%
  1,500,000         Adelphia Communications, 10.250%, due 06/15/11    1,312,500
  4,750,000         Charter Communications Holdings, 11.125%,
                      due 01/15/11                                    4,833,125
  7,500,000    **   Classic Cable, Inc., 9.375%, due 08/01/09         3,300,000
 10,015,000    **   Classic Cable, Inc., 10.500%, due 03/01/10        4,406,600
  4,000,000         CSC Holdings, Inc., 9.875%, due 05/15/06          4,145,000
  2,800,000         Echostar DBS Corp., 9.250%, due 02/01/06          2,765,000
  5,625,000         Northland Cable Television, Inc., 10.250%,
                      due 11/15/07                                    3,846,094
  5,000,000   +,@@  Telewest Communications PLC, 0/11.375%,
                      due 02/01/10                                    1,700,000
                                                                  -------------
                                                                     26,308,319
                                                                  -------------
                    Media-Diversified: 4.15%
  1,950,000    +    Ascent Entertainment Group, 0/11.875%,
                      due 12/15/04                                    1,764,750
  1,500,000   #,@@  CanWest Media, Inc., 10.625%, due 05/15/11        1,485,000
  8,700,000    +    Diva Systems Corp., 0/12.625%, due 03/01/08       1,174,500
 10,195,500         Metromedia Intl. Group, Inc., 10.500%,
                      due 09/30/07                                    3,619,403
  1,500,000    #    Nextmedia Operating, Inc., 10.750%,
                      due 07/01/11                                    1,440,000
  4,750,000    **   Source Media, Inc., 12.000%, due 11/01/04           261,250
                                                                  -------------
                                                                      9,744,903
                                                                  -------------
                    Metals/Mining: 0.17%
  1,456,000    @@   Intl. Utility Structures, Inc., 13.000%,
                      due 02/01/08                                      396,760
                                                                  -------------
                    Non-Electric Utilities: 1.95%
  4,670,000         Calpine Corp., 8.625%, due 08/15/10               4,572,789
                                                                  -------------
                    Non-Food & Drug Retail: 0.39%
  1,000,000         Big 5 Corp., 10.875%, due 11/15/07                  925,000
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund II
    PORTFOLIO OF INVESTMENTS as of September 30, 2001 (Unaudited)(Continued)
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------
                    Oil Field Equipment & Service: 6.40%
$ 2,100,000    @@   Compagnie Generale de Geophysique, 10.625%,
                      due 11/15/07                                $   2,089,500
  4,315,000         Gulfmark Offshore, Inc., 8.750%, due 06/01/08     3,948,225
  7,300,000    @@   Northern Oil ASA, 10.000%, due 05/15/05           5,037,000
  4,275,000         Parker Drilling Co., 9.750%, due 11/15/06         3,933,000
                                                                  -------------
                                                                     15,007,725
                                                                  -------------
                    Oil Refining & Market: 1.54%
  3,200,000         Premcor Refining Group, Inc., 8.375%,
                      due 11/15/07                                    2,624,000
  1,200,000         Premcor Refining Group, Inc., 8.625%,
                      due 08/15/08                                      987,000
                                                                  -------------
                                                                      3,611,000
                                                                  -------------
                    Packaging: 3.49%
  4,000,000    #    Applied Extrusion Technologies, Inc., 10.750%,
                      due 07/01/11                                    4,000,000
  4,290,000         Owens-Illinois, Inc., 7.850%, due 05/15/04        3,625,050
  5,000,000    **   Russell-Stanley Holdings, Inc., 10.875%,
                      due 02/15/09                                      575,000
                                                                  -------------
                                                                      8,200,050
                                                                  -------------
                    Printing & Publishing: 2.68%
  3,925,000         Mail-Well, Inc., 8.750%, due 12/15/03             2,884,875
  4,500,000         Primedia, Inc., 7.625%, due 04/01/08              3,397,500
                                                                  -------------
                                                                      6,282,375
                                                                  -------------
                    Railroads: 1.20%
  2,750,000         Kansas City Southern Railway, 9.500%,
                      due 10/01/08                                    2,818,750
                                                                  -------------
                    Steel Producers/Production: 1.30%
    715,000         AK Steel Corp., 9.125%, due 12/15/06                700,700
  1,925,000         AK Steel Corp., 7.875%, due 02/15/09              1,809,500
    550,000         Armco, Inc., 9.000%, due 09/15/07                   541,750
                                                                  -------------
                                                                      3,051,950
                                                                  -------------
                    Telecommunications-Fixed Line: 5.39%
    555,000         Adelphia Business Solutions, Inc., 13.000%,
                      due 04/15/03                                      246,975
  3,950,000         Adelphia Business Solutions, Inc., 12.000%,
                      due 11/01/07                                      967,750
    700,000    @@   Call-Net Enterprises, Inc., 8.000%,
                      due 08/15/08                                      164,500
  7,500,000   +,@@  Call-Net Enterprises, Inc., 0/8.940%,
                      due 08/15/08                                    1,387,500
  6,000,000    @@   Call-Net Enterprises, Inc., 9.375%,
                      due 05/15/09                                    1,470,000
  3,400,000         Concentric Network Corp., 12.750%,
                      due 12/15/07                                      697,000
  1,740,000    @@   Global Crossing Holding Ltd., 9.500%,
                      due 11/15/09                                      739,500
  3,600,000    **   ICG Services, Inc., 10.000%, due 12/15/08           306,000
    900,000         ITC Deltacom, Inc., 8.875%, due 03/01/08            274,500
  1,000,000         ITC Deltacom, Inc., 9.750%, due 11/15/08            305,000
  9,050,000         Madison River Capital LLC, 13.250%,
                      due 03/01/10                                    5,565,750
  9,000,000 **,@@,X Poland Telecommunications Finance BV, 14.000%,
                      due 12/01/07                                           --
  3,800,000   #,**  SA Telecommunications, Inc., 10.000%,
                      due 08/15/06                                           --
  5,000,000   #,**  SA Telecommunications, Inc., 10.000%,
                      due 08/15/06                                           --
  8,500,000   #,**  SA Telecommunications, Inc., 10.000%,
                      due 08/15/06                                           --
1 7,500,000   +,**  Viatel, Inc., 0/12.500%, due 4/15/08                131,250
  4,100,000    +    XO Communications, Inc., 0/9.450%,
                      due 04/15/08                                      389,500
                                                                  -------------
                                                                     12,645,225
                                                                  -------------
                    Telecommunications-Integrated Service: 0.84%
  3,750,000    **   Exodus Communications, Inc., 11.250%,
                      due 07/01/08                                      426,563
  7,000,000    **   Exodus Communications, Inc., 11.625%,
                      due 07/15/10                                      805,000
  4,000,000         Globix Corp., 12.500%, due 02/01/10                 740,000
                                                                  -------------
                                                                      1,971,563
                                                                  -------------
                    Telecommunications-Wireless: 5.75%
  2,000,000         Alamosa Delaware, Inc., 12.500%, due 02/01/11     1,815,000
  3,000,000         American Cellular Corp., 9.500%, due 10/15/09     2,805,000
  4,500,000    @@   Rogers Cantel, Inc., 9.375%, due 06/01/08         4,410,000
  8,267,451   X,**  US Interactive, 12.000%, due 04/17/05             2,801,012
  3,000,000    +    US Unwired, Inc., 0/13.375%, due 11/01/09         1,575,000
  6,250,000    **   WinStar Communications, Inc., 12.750%,
                      due 04/15/10                                       78,125
                                                                  -------------
                                                                     13,484,137
                                                                  -------------
                    Theaters & Entertainment: 1.25%
  3,425,000         Hollywood Entertainment Corp., 10.625%,
                      due 08/15/04                                    2,945,500
                                                                  -------------
                    Transportation: 0.87%
  2,000,000         Travelcenters of America, Inc., 12.750%,
                      due 05/01/09                                    2,050,000
                                                                  -------------
                    Total Corporate Bonds (Cost $285,607,263)       193,305,330
                                                                  -------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO's): 0.06%
                    Investments & Financial Services: 0.06%
    500,000    #,X  Westways Funding II Ltd., 20.840%,
                      due 01/29/03                                      150,000
                                                                  -------------
                    Total CMO's (Cost $500,000)                         150,000
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund II
    PORTFOLIO OF INVESTMENTS as of September 30, 2001 (Unaudited)(Continued)
--------------------------------------------------------------------------------

Shares                              Security                          Value
--------------------------------------------------------------------------------
COMMON STOCK: 0.45%
                    Health Services: 0.21%
    250,000  @,@@,X Trinity Biotech PLC, ADR                      $     494,928
                                                                  -------------
                    Oil Refining & Market: 0.13%
    866,408   @,XX  Orion Refining Corp.                                303,243
                                                                  -------------
                    Restaurant: 0.00%
      1,219    @    International Fast Food Corp.                           475
                                                                  -------------
                    Telecommunications-Fixed Line: 0.04%
     61,806    @    Adelphia Business Solutions                          65,514
     89,000   @@,X  Completel Europe NV                                  38,270
                                                                  -------------
                                                                        103,784
                                                                  -------------
                    Telecommunications-Wireless: 0.06%
    483,445    @    International Wireless Communications
                      Holdings, Inc.                                      4,834
      2,350    @,X  Jordan Telecommunications                           122,200
                                                                  -------------
                                                                        127,034
                                                                  -------------
                    Transportation: 0.01%
      2,000    @@   CHC Helicopter Corp.                                 17,200
                                                                  -------------
                    Total Common Stock (Cost $57,021,117)             1,046,664
                                                                  -------------
PREFERRED STOCK: 5.84%
                    Consumer-Products: 0.00%
    100,000   @,XX  Commemorative Brands, Inc.                            1,000
                                                                  -------------
                    Food: 0.00%
    144,883    @,X  International Fast Food Corp.                            --
                                                                  -------------
                    Telecommunications-Fixed Line: 1.13%
    100,480    @    Adelphia Business Solutions, Inc.                 1,331,360
     16,000    @@   Global Crossing LTD                                 676,000
     27,520    @    XO Communications, Inc.                             337,120
     41,689    @    XO Communications, Inc.                             302,245
                                                                  -------------
                                                                      2,646,725
                                                                  -------------
                    Tobacco: 4.71%
    903,187    @    North Atlantic Trading Co.                       11,064,039
                                                                  -------------
                    Total Preferred Stock (Cost $57,310,907)         13,711,764
                                                                  -------------
Number of
Warrants                            Security                          Value
--------------------------------------------------------------------------------
WARRANTS: 0.19%
                    Beverage: 0.11%
     14,355   @,XX  Packaged Ice, Inc., Exp. 04/15/04             $     251,213
                                                                  -------------
                    Exploration & Production: 0.00%
  1,500,000   @,@@  Mexico (UTD MEX ST), Exp. 06/30/03                       --
                                                                  -------------
                    Food: 0.05%
      7,350   @,XX  Packaged Ice, Inc.                                  128,625
                                                                  -------------
                    Food & Drug Retail: 0.00%
     28,631    @,X  Dairy Mart Convenience Stores, Exp. 12/04/01             --
                                                                  -------------
                    Investments & Financial Services: 0.00%
      5,000    @,X  Arcadia Financial Ltd., Exp. 03/15/07                    50
                                                                  -------------
                    Media-Diversified: 0.00%
     26,100    @    Diva Systems Corp., Exp. 03/01/08                       261
                                                                  -------------
                    Metals/Mining: 0.00%
     10,000    @    International Utility Structures, Inc.,
                      Exp. 02/01/03                                          --
                                                                  -------------
                    Non-Food & Drug Retail: 0.00%
        100    @    Electronic Retailing Systems, Exp. 02/01/04               1
                                                                  -------------
                    Steel Producers/Production: 0.00%
     12,500    @    Sheffield Steel Corp., Exp. 11/01/01                     --
                                                                  -------------
                    Support-Services: 0.00%
     92,950   @,XX  Comforce Corp., Exp. 12/01/09                           930
                                                                  -------------
                    Telecommunications-Fixed Line: 0.00%
      6,600   @,@@  ICG Communications, Inc., Exp. 09/15/05                  66
      9,000  @,X,** Poland Telecom Finance BV, Exp. 12/01/07                 --
      7,000   @,XX  Poland Telekom, Inc., Exp. 03/31/03                      70
      7,000   @,XX  Poland Telekom, Inc., Exp. 06/01/06                      70
                                                                  -------------
                                                                            206
                                                                  -------------
                    Telecommunications-Integrated Services: 0.00%
      9,300    @,X  UNIFI Communications, Exp. 12/31/03                      --
                                                                  -------------
                    Telecommunications-Wireless: 0.00%
     10,000    @    Cellnet Data Systems, Inc., Exp. 09/15/07               100
      9,500    @    Nextel Intl., Inc., Exp. 04/15/07                     1,282
      3,833    @    US Interactive, Exp. 03/31/05                            --
                                                                  -------------
                                                                          1,382
                                                                  -------------
                    Tobacco: 0.00%
      5,480   @,XX  North Atlantic Trading Co., Exp. 06/15/07                55
                                                                  -------------
                    Transportation: 0.03%
      6,000    @    Travelcenters of America, Inc., Exp. 11/14/10        61,500
                                                                  -------------
                    Total Warrants (Cost $978,825)                      444,223
                                                                  -------------
                    Total Long-Term Investments
                      (Cost $401,418,112)                           208,657,981
                                                                  -------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 8.80%

                    Repurchase Agreement: 8.80%
$20,641,000         State Street Repurchase Agreement dated
                      09/28/01, 3.150% due 10/01/01,
                      $20,646,418 to be received upon
                      repurchase (Collateralized by
                      $21,240,000 U.S. Treasury Bond, 0.000%
                      Market Value $21,054,150 due 01/10/02)      $  20,641,000
                                                                  -------------
                    Total Short-Term Investments
                      (Cost $20,641,000)                             20,641,000
                                                                  -------------
                    Total Investments in Securities
                      (Cost $422,059,112)*               97.72%   $ 229,298,981
                    Other Assets and Liabilities-Net      2.28%       5,354,912
                                                        ------    -------------
                    Net Assets                          100.00%   $ 234,653,893
                                                        ======    =============

@    Non-income producing security
@@   Foreign Issuer
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
**   Defaulted Security
X Market value determined by Pilgrim Valuation Committee appointed by the Funds Board of Directors.
XX Value of Securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures
ADR  American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes.

               Net unrealized depreciation consists of:

                    Gross Unrealized Appreciation                 $   4,883,138
                    Gross Unrealized Depreciation                  (197,643,269)
                                                                  -------------
                    Net Unrealized Depreciation                   $(192,760,131)
                                                                  =============

                 See Accompanying Notes to Financial Statements

ING Pilgrim
Money Market
Fund
         PORTFOLIO OF INVESTMENTS as of September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------
ASSET-BACKED COMMERCIAL PAPER: 27.01%
$10,000,000         Ciesco LP, 3.500%, due 10/02/01               $   9,999,028
  7,000,000         Ciesco LP, 3.500%, due 10/03/01                   6,998,638
  7,000,000         Ciesco LP, 3.410%, due 11/05/01                   6,976,793
  7,000,000         Corporate Asset Funding Corp., 3.470%,
                      due 10/15/01                                    6,990,553
  5,000,000         Corporate Asset Funding Corp., 3.470%,
                      due 10/18/01                                    4,991,783
  7,000,000         Corporate Asset Funding Corp., 3.430%,
                      due 11/20/01                                    6,966,652
  5,000,000         Delaware Funding Corp., 3.520%, due 10/10/01      4,995,600
 10,000,000         Delaware Funding Corp., 2.730%, due 10/22/01      9,984,075
  6,000,000         Delaware Funding Corp., 2.500%, due 11/15/01      5,981,250
  5,000,000         Edison Asset Securitization 3.500%,
                      due 10/04/01                                    4,998,542
  5,000,000         Edison Asset Securitization 2.520%,
                      due 11/26/01                                    4,980,400
  7,000,000         Edison Asset Securitization 2.560%,
                      due 11/27/01                                    6,971,627
 10,000,000         Enterprise Funding Corp., 3.360%, due 12/07/01    9,937,467
  5,000,000         Park Avenue Receivable, 3.520%, due 10/05/01      4,998,044
  6,000,000         Park Avenue Receivable, 2.650%, due 10/26/01      5,988,958
  5,000,000         Park Avenue Receivable, 2.550%, due 10/29/01      4,990,083
  7,000,000         Preferred Receivable Funding, 3.500%, 10/01/01    7,000,000
 10,000,000         Preferred Receivable Funding, 3.480%, 10/02/01    9,999,033
  5,000,000         Preferred Receivable Funding, 3.500%, 10/11/01    4,995,139
  5,000,000         Preferred Receivable Funding, 3.500%, 10/15/01    4,993,194
  6,000,000         Windmill Funding Corp., 2.800%, due 10/16/01      5,993,000
  5,000,000         Windmill Funding Corp., 3.480%, due 10/16/01      4,992,750
  7,000,000         Windmill Funding Corp., 3.520%, due 10/19/01      6,987,680
  5,000,000         Windmill Funding Corp., 3.520%, due 11/02/01      4,984,356
                                                                  -------------
                    Total Asset-Backed Commercial Paper
                      (Cost $156,694,645)                           156,694,645
                                                                  -------------
COMMERCIAL PAPER: 17.83%
                    Bank Holding Companies: 1.20%
  7,000,000         Wells Fargo and Co., 2.650%, due 11/01/01         6,984,026
                                                                  -------------
                    Finance-Commercial: 1.20%
  7,000,000         Transamerica Financial Corp., 3.540%,
                      due 10/23/01                                    6,984,857
                                                                  -------------
                    Life/Health Insurance: 1.03%
  6,000,000         American General Corp., 3.540%, due 10/30/01      5,982,890
                                                                  -------------
                    Miscellaneous Business Credit Institutions: 0.86%
  5,000,000         Eksportfinans ASA, 3.390%, due 11/1901            4,976,929
                                                                  -------------
                    Multi-line Insurance: 0.86%
  5,000,000         Aegon Funding Corp., 3.520%, due 11/07/01         4,981,911
                                                                  -------------
                    Perfumes, Cosmetics, and other Toilet
                      Preparations: 1.19%
  7,000,000         Gillette Co., 3.240%, due 03/04/02                6,902,980
                                                                  -------------
                    Personal Credit Institutions: 5.50%
  6,000,000         American General Finance Corp., 3.530%,
                      due 11/01/01                                    5,981,761
  6,000,000         American General Finance Corp., 2.850%,
                      due 12/14/01                                    5,964,850
 10,000,000         Ford Motor Credit Company, 3.500%,
                      due 10/11/01                                    9,990,278
 10,000,000         Ford Motor Credit Company, 3.500%,
                      due 11/06/01                                    9,965,000
                                                                  -------------
                                                                     31,901,889
                                                                  -------------
                    Pharmaceutical Preparations: 1.89%
  5,000,000         Bristol Myers Squibb Co., 2.750%, due 10/17/01    4,993,889
  6,000,000         Bristol Myers Squibb Co., 2.650%, due 10/29/01    5,987,633
                                                                  -------------
                                                                     10,981,522
                                                                  -------------
                    Savings Institutions, Federally Chartered: 0.86%
  5,000,000         General Electric Capital Corp., 3.530%,
                      due 10/31/01                                    4,985,292
                                                                  -------------
                    Security Brokers, Dealers, and Flotation
                      Companies: 3.24%
 10,000,000         Credit Suisse First Boston, Inc., 2.950%,
                      due 03/18/02                                    9,862,333
  4,000,000         General Electric Capital Corp., 3.600%,
                      due 03/29/02                                    3,928,400
  5,000,000         Goldman Sachs Group, Inc., 3.620%,
                      due 10/10/01                                    4,995,475
                                                                  -------------
                                                                     18,786,208
                                                                  -------------
                    Total Commercial Paper (Cost $103,468,504)      103,468,504
                                                                  -------------
CORPORATE NOTES: 29.51%
                    Bank Holding Companies: 10.94%
  9,570,000         Bank of America Corp., 7.350%, due 04/03/02       9,683,706
  4,000,000         Bank of America NA, 3.621%, due 05/20/02          4,003,316
  5,000,000         Chase Manhattan Corp., 3.820%, due 12/10/01       5,003,737
  7,000,000         Chase Manhattan Corp., 3.916%, due 01/03/02       7,003,130
 10,000,000         Chase Manhattan Corp., 3.609%, due 02/22/02      10,005,457
  7,000,000         Fleet Boston Financial Corp., 3.819%,
                      due 05/01/02                                    7,008,559
  6,000,000         Nationsbank Corp., 3.280%, due 06/25/02           6,010,249
  7,500,000         Wells Fargo and Co., 6.500%, due 09/03/02         7,690,681
  7,000,000         Wells Fargo and Co., 3.720%, due 10/30/02         7,014,210
                                                                  -------------
                                                                     63,423,045
                                                                  -------------

                 See Accompanying Notes to Financial Statements

ING Pilgrim
Money Market
Fund
    PORTFOLIO OF INVESTMENTS as of September 30, 2001 (Unaudited)(Continued)
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------
                    Management Services: 1.72%
$10,000,000         Verizon Global Funding, 3.180%, due 07/15/02  $  10,000,338
                                                                  -------------
                    National Commercial Banks: 5.33%
  5,000,000         Bank One NA Illinois, 6.600%, due 10/24/01        5,000,000
  5,000,000         Bank One NA Illinois, 3.756%, due 02/07/02        5,002,785
  5,000,000         Bank One NA Illinois, 5.150%, due 02/08/02        5,000,000
  7,725,000         CitiCorp, 9.500%, due 02/01/02                    7,839,080
  3,000,000         CitiCorp, 2.683%, due 06/24/02                    3,002,582
  5,000,000         Fleet Boston Financial Corp., 9.000%,
                      due 12/01/01                                    5,043,386
                                                                  -------------
                                                                     30,887,833
                                                                  -------------
                    Personal Credit Institutions: 2.07%
  5,000,000         Associates Corp., 3.629%, due 02/22/02            5,003,496
  7,000,000         Associates Corp., 3.779%, due 05/01/02            7,007,288
                                                                  -------------
                                                                     12,010,784
                                                                  -------------
                    Savings Institutions, Federally Chartered: 0.90%
  5,318,000         Federal National Mortgage Association, 3.200%,
                      due 02/28/02                                    5,247,093
                                                                  -------------
                    Security Brokers, Dealers, and Flotation
                      Companies: 3.90%
  5,000,000         Merrill Lynch and Co., 6.690%, due 11/13/01       5,000,000
  5,000,000         Merrill Lynch and Co., 3.750%, due 01/28/02       5,002,362
  5,000,000         Merrill Lynch and Co., 4.300%, due 04/24/02       5,000,000
  2,500,000         Merrill Lynch and Co., 2.834%, due 05/31/02       2,502,900
  5,000,000         Merrill Lynch and Co., 7.250%, due 07/26/02       5,132,659
                                                                  -------------
                                                                     22,637,921
                                                                  -------------
                    Telephone Communications: 4.65%
 10,000,000         BellSouth Corp., 4.287%, due 04/26/02             9,999,261
  5,000,000         BellSouth Telecommunications, Inc., 3.443%,
                      due 01/04/02                                    5,000,000
  7,000,000         SBC Communications, Inc., 3.131%, due 03/14/02    7,000,000
  5,000,000         SBC Communications, Inc., 4.250%, due 06/01/02    5,000,000
                                                                  -------------
                                                                     26,999,261
                                                                  -------------
                    Total Corporate Notes (Cost $171,206,275)       171,206,275
                                                                  -------------
CERTIFICATES OF DEPOSIT: 22.23%
                    Foreign Bank and Branches: 17.92%
  4,000,000         Abbey National Treasury Services PLC, 5.210%,
                      due 02/20/02                                    3,999,851
  5,000,000         Abbey National Treasury Services PLC, 4.520%,
                      due 04/17/02                                    4,997,883
  5,000,000         Barclays Bank PLC, 5.320%, due 10/09/01           5,000,080
 10,000,000         Barclays Bank PLC, 5.290%, due 12/10/01          10,001,084
  4,000,000         Barclays Bank PLC, 4.290%, due 04/25/02           3,998,165
 11,000,000         Canadian Imperial Bank NY Yankee, 5.190%,
                      due 02/20/02                                   11,000,000
  6,000,000         Deutsche Bank AG, 3.610%, due 10/12/01            5,999,980
  7,000,000         Lloyds Bank PLC, 3.555%, due 11/05/01             7,000,152
  5,000,000         Lloyds Bank PLC, 5.200%, due 01/25/02             5,001,376
 10,000,000         Rabobank Nederland, 3.600%, due 10/23/01         10,000,058
 10,000,000         Royal Bank Scotland, 3.510%, due 10/05/01        10,000,011
 10,000,000         Toronto Dominion Bank Ltd., 2.690%,
                      due 10/31/01                                   10,000,166
  5,000,000         Toronto Dominion Bank Ltd., 3.655%,
                      due 10/04/02                                    5,000,246
  6,000,000         UBS AG Stamford CT Yankee, 6.350%,
                      due 12/07/01                                    6,000,000
  6,000,000         UBS AG Stamford CT Yankee, 3.638%,
                      due 09/27/02                                    5,999,706
                                                                  -------------
                                                                    103,998,758
                                                                  -------------
                    National Commercial Banks: 2.59%
  5,000,000         Bank One NA Illinois, 4.100%, due 05/06/02        5,000,000
 10,000,000         State Street Boston Corp., 3.470%,
                      due 11/14/01                                   10,000,000
                                                                  -------------
                                                                     15,000,000
                                                                  -------------
                    Savings Institutions, Federally Chartered: 1.72%
  5,000,000         Household Finance Corp., 3.540%, due 11/05/01     5,000,000
  5,000,000         Household Finance Corp., 3.450%, due 11/21/01     5,000,000
                                                                  -------------
                                                                     10,000,000
                                                                  -------------
                    Total Certificates of Deposit
                      (Cost $128,998,758)                           128,998,758
                                                                  -------------
REPURCHASE AGREEMENT: 4.07%
 23,635,000         State Street Repurchase Agreement dated
                      09/28/01, 3.200% due 10/01/01,
                      $23,641,303 to be received upon
                      repurchase (Collateralized  by
                      $23,495,000 FNMA, 4.450% Market Value
                      $24,112,754, due 06/25/03)                     23,635,000
                                                                  -------------
                    Total Investments in Securities
                      (Cost $584,003,182)               100.65%   $ 584,003,182
                    Other Assets and Liabilities-Net     -0.65%      (3,787,611)
                                                        ------    -------------
                    Net Assets                          100.00%   $ 580,215,571
                                                        ======    =============

                 See Accompanying Notes to Financial Statements

INVESTMENT MANAGER
ING Pilgrim Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Pilgrim Group, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Pilgrim Securities, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-334-3444

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
State Street Bank & Trust
801 Pennsylvania Avenue Kansas
City, Missouri 64105

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1670 Broadway, Suite 1000
Denver, Colorado 80202

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Pilgrim Securities, Inc., Distributor, at 1-800-334-3444. Please read the prospectus carefully before you invest or send money.

[LOGO] ING PILGRIM                                      INCIQSEMIAN093001-112601